UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21212
                                                     ---------------------

           Nuveen Insured California Tax-Free Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT August 31, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                   NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NPC

                 NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC.
                                                                             NCL

                                 NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
                                                                             NCU

                             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NAC

                           NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NVX

                           NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NZH

                     NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NKL

                     NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NKX

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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

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

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

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Timothy R. Schwertfeger
  Chairman of the Board



Chairman's
      LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with monthly income free from both federal and California state income taxes, as well as with an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

With long-term interest rates still near historic lows, many investors have begun to wonder whether these interest rates will rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio



"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."



may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen California Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2004

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NPC, NCL, NCU, NAC, NVX, NZH, NKL, NKX)


Portfolio Managers'
        PERSPECTIVE



Portfolio managers Dan Solender and Scott Romans discuss the market environment, key investment strategies, and the annual performance of these eight Nuveen California Funds. With twelve years of investment experience, including eight at Nuveen, Dan assumed portfolio management responsibility for NPC and NCL in May 2004. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since January 2003

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED AUGUST 31, 2004?

Over the entire 12 months, the U.S. economy demonstrated evidence of improvement in a number of key areas, although the recovery slowed somewhat in the last five months of the period. After surging at the fastest pace in almost 20 years (7.4% annualized) during the third quarter of 2003, the U.S. gross domestic product
(GDP) expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. However, during the second quarter of 2004 rising energy prices restrained consumer spending, which in turn impacted economic momentum and GDP growth in the second quarter moderated to 3.3% annualized.

Higher energy costs also fueled increased worries about the future rate of inflation. While rises in consumer prices were relatively tame over this fiscal year, the annualized rise of 3.7% in the Consumer Price Index for the eight months ended August 2004 was running well ahead of the 1.9% increase for all of 2003. During the second quarter of 2004 in particular, inflation concerns, combined with the general pace of economic recovery and continued geopolitical uncertainty, caused heightened volatility in the longer-term fixed-income markets.

This volatility can be seen in the yield of the Bond Buyer 25 Revenue Bond Index, a widely followed long-term municipal bond index, over the course of this fiscal year (September 1, 2003 through August 31, 2004). At the start of the period, the index yield was 5.41%, still close to its mid-August 2003 peak of 5.50%. From there, the yield dropped steadily over the next seven months to 4.73% by mid-March 2004. As investors increasingly anticipated action by the Federal Reserve in response to a series of improved employment reports, the index yield began to climb again, rising more than 80 basis points over the next 12 weeks to 5.45%, before retreating to end August 2004 at 5.13%.

Between June and August 2004, the Fed moved twice to increase the short-term fed funds rate by a total of 50 basis points in an attempt to promote a sustainable economic recovery without increasing inflationary pressures. (On September 21, following the close of this reporting period, the Fed added another 25 basis points to its fed funds target rate, bringing it to 1.75%.) Historically, longer-term interest rates often have moved in the same direction when the Fed has adjusted short-term rates up or down.

Municipal supply nationwide continued to be relatively strong over the entire 12-month reporting period, with $369.5 billion in new bonds coming to market. Looking just at 2004, new issue supply reached $241 billion for the first eight months a decrease of 5% from January-August 2003's record $254 billion.

HOW ABOUT MARKET AND ECONOMIC CONDITIONS IN CALIFORNIA?

The biggest story in California over this 12-month period was voters' approval of $15 billion in economic recovery bonds (ERBs) in March 2004 and the state's subsequent issuance of $11 billion of ERBs in May and June. This essentially resolved the cash flow crisis that was facing California on June 30 when the state's fiscal year ended. While many observers believe work remains to address the state's longer-term deficit problems, the ERBs improved the state's balance sheet liquidity and, combined with California's steadily recovering economy, led all three major credit rating agencies to upgrade the state's $33 billion of outstanding general obligation debt. In May 2004, Moody's revised its rating of California GOs to A3 from Baa1, followed in August 2004 by Standard & Poor's upgrade to A from BBB. S&P also removed California from its credit watch. (On September 7, following the end of this reporting period, Fitch moved its rating for California to A- from BBB.)

During the 12-month reporting period ended August 2004, issuers in California sold $58.6 billion in new municipal bonds, down 8% from the previous 12-month period. For the first eight months of 2004, supply was slightly more plentiful, due in part to the ERBs, with issuance totaling $42.7 billion, on par with January-August 2003 levels.

On July 31, 2004, the state enacted its $105 billion fiscal 2005 budget, closing a $14 billion structural gap through a combination of expenditure cuts, borrowing and fund transfers, but no new tax increases. While we believe this represents meaningful progress toward fiscal balance in California, the potential still exists for smaller, but significant, deficits to re-emerge in fiscal 2006 and 2007 if no further action is taken by that time. This is partially the result of budget compromises--which offered future concessions for current spending cuts--negotiated with various constituents, including education groups, unions representing state workers, and Native Americans. These deals could limit the state's ability to address future gaps. On a positive note, in July 2004, the state controller's office reported that fiscal 2004 general fund revenues totaled $75.5 billion, an increase of 10% from fiscal 2003, and current economic data suggest that revenue growth assumptions in the 2005 budget are reasonable.

California continued to benefit from the stability provided by a diverse state economy. Overall, the general economic downturn of the past several years has had a limited impact, despite severe weakness in the Silicon Valley area which skewed economic and job performance statistics for the entire state. Recent indicators suggest that the employment picture in Silicon Valley is stabilizing, while the jobless rate in California as a whole dropped to 5.8% in August 2004, compared with 6.8% in August 2003. The national average in August 2004 was 5.4%. Personal income growth in California consistently has outpaced the national average over the past two years, which benefits the state budget since personal income taxes represent approximately 50% of the state's general fund revenues. California's housing market also continued to be very strong, both in the Bay area and Southern California, with tight inventories of homes for sale and foreclosure rates at the lowest level in 10 years.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE 12 MONTHS ENDED AUGUST 31, 2004?

As the market continued to anticipate increased interest rates, our major focus during this reporting period remained on efforts to find bonds that we thought represented good value or that we judged would have attractive total return potential under a variety of market scenarios. With the yield curve relatively steep during this period, our purchase activity focused on finding attractive securities in the long-intermediate part of the curve (i.e., bonds that mature in 15 to 20 years). In many cases, these bonds offered yields similar to those of longer-term bonds with less inherent interest rate risk and greater total return prospects. We believe this yield curve positioning also may help the Funds produce more consistent returns over time as interest rates rise and fall.

Much of the municipal bond issuance in California during this fiscal year period came from the general tax obligation sector (GOs), and we increased each Fund's allocation to this sector, except NZH where we maintained our exposure at August 2003 levels. In NPC and NCL, our purchases in this sector included several insured school district GOs with premium coupons that we believed could help to mitigate the effects on the Funds' price and NAV performance if interest rates continued to rise. In NCU, NAC, NVX, NZH, NKL and NKX, we bought and occasionally sold California GOs in an attempt to take advantage of general market moves. As the credit ratings on noninsured California GOs were upgraded in recent months, their prices improved and this helped the performance of these six Funds.

We also found several opportunities in NAC, NVX and NZH to increase our weightings in nonrated land-secured securities, an area we research very carefully. This past fiscal year saw a sizable number of small, attractively priced land-secured deals come market, and we focused in particular on purchasing bonds with relatively higher coupons. In cases where our research showed the likelihood of strengthening credit situations, we were willing to buy bonds out further on the yield curve than our targeted range, as we believed these bonds might increase in value if their issuing entities received ratings upgrades.

Some of these purchases were financed through the sale of lower-yielding bonds and bonds with relatively short call dates. In addition, we diversified credit risk at the issuer level by reducing concentrated positions in certain lower-rated and non-rated holdings in NCU, NAC, NVX, NZH, NKL and NKX. Since lower-rated bonds generally performed well over the 12 month period, we considered it a good time to take advantage of opportunities to sell these bonds at what we thought were very attractive prices. However, we were careful to balance these efforts against the goal of building and maintaining the Funds' income streams. Even as we sold some BBB rated bonds, we continued to add other BBB and sub-investment grade securities to the portfolios.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 8/31/04
(Annualized)

NONINSURED FUNDS           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NCU                        12.94%           8.24%             8.06%
--------------------------------------------------------------------------------
NAC                        12.11%           9.69%             NA
--------------------------------------------------------------------------------
NVX                        12.11%           NA                NA
--------------------------------------------------------------------------------
NZH                        13.36%           NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
CA Tax-Exempt
Bond Index1                8.04%            6.60%             6.67%
--------------------------------------------------------------------------------
Lipper CA
Municipal Debt Funds
Average2                   11.91%           7.50%             7.09%
--------------------------------------------------------------------------------


INSURED FUNDS              1-YEAR          5-YEAR             10-YEAR
--------------------------------------------------------------------------------
NPC                        10.64%          8.09%              7.64%
--------------------------------------------------------------------------------
NCL                        10.02%          8.08%              7.66%
--------------------------------------------------------------------------------
NKL                        12.53%          NA                 NA
--------------------------------------------------------------------------------
NKX                        12.86%          NA                 NA
--------------------------------------------------------------------------------
Lehman Brothers
Insured CA Tax-Exempt
Bond Index3                7.47%           6.87%              6.84%
--------------------------------------------------------------------------------
Lipper CA
Insured Municipal
Debt Funds
Average4                   10.42%          7.43%              7.18%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended August 31, 2004, the annual total returns on net asset value (NAV) for all four noninsured Funds outperformed the return on the Lehman Brothers CA Tax-Exempt Bond Index. All of these Funds also surpassed the average return for their Lipper California peer group for this period. Among the insured Funds, the total returns on NAV for all four Funds outperformed the Lehman Brothers Insured CA Tax-Exempt Bond Index. NPC, NKL and NKX also performed better than their insured Lipper peer group, while NCL's return trailed this measure.

1 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Lipper California Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 30 funds; 5 years, 19 funds; and 10 years, 17 funds. Fund and Lipper returns assume reinvestment of dividends.

3 The Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of insured California municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper Insured California Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 13 funds; 5 years, 7 funds; and 10 years, 6 funds. Fund and Lipper returns assume reinvestment of dividends.

One of the primary factors benefiting the 12-month performance of each of these Funds relative to that of the unleveraged Lehman indexes was their use of financial leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy also can provide opportunities for additional income and total return for common shareholders when short-term interest rates remain low and long-term rates are relatively steady or falling.

While no single factor explains all of the differences in the Funds' performances relative to each other, several Funds did benefit more than others from their duration, sector or credit quality positioning over this period. For example, the performance of NZH was helped by the fact that it is the newest of the four uninsured Funds and, consequently, had a substantially lower exposure to shorter-duration bonds than the other three uninsured Funds over the 12 months - a time when shorter-duration bonds tended to underperform longer-duration bonds. NCU did well because of its relatively large sector allocations to bonds backed by revenues from the 1998 master tobacco settlement agreement and to unenhanced state general obligation bonds. Both of these sectors were among the strongest performers for the Fund.

Relative to the other uninsured Funds, NAC had a higher weighting in bonds with shorter durations, and this hurt the Fund relative to the three other uninsured Funds. NAC also had a more modest exposure to tobacco settlement bonds, which also affected its relative performance. NVX had a relatively lower exposure to state general obligation bonds and a relatively higher weighting in multifamily housing bonds, which generally were weaker performers over the period. The returns of NAC, NVX and NZH were also boosted by the strong performance of their nonrated land-secured holdings.

Looking at the four insured Funds, NKX and NKL were helped by the fact that they can maintain an exposure of up to 20% in non-insured bond, because lower-rated bonds tended to significantly outperform AAA-rated insured bonds over this fiscal year period. In addition, NCL had a number of housing bond calls, which slightly impacted its performance.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at or near historically low levels throughout this reporting period, the leveraged structures of these eight Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. (The Fund's leverage themselves by issuing MuniPreferred shares, which pay dividends based on current short-term notes and do not bear the risk of principal loss or gain.) During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to increase the dividends of NPC and NAC, while helping to maintain the dividends of NCL, NCU, NVX, NZH, NKL and NKX throughout the period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2004, all of the Funds in this report had positive UNII balances except NKX, which had a negative UNII balance.

As of August 31, 2004, NCL was trading at a slight premium to its net asset value, while the other seven Funds were trading at share prices below their NAVs. In each case, the Funds were trading roughly in line with their average discount across the entire 12-month period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF AUGUST 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of August 31, 2004, the four uninsured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 70% in NVX to 67% in NCU, 63% in

NZH and 62% in NAC. NPC and NCL continued to be 100% invested in insured and/or U.S. guaranteed securities. NKL and NKX, which are allowed to invest up to 20% in uninsured investment-grade quality securities, held 80% and 82% of their portfolios, respectively, in insured bonds as of August 31, 2004.

At the end of August 2004, potential call exposure for these Funds during 2004-2005 ranged from 17% in NCU, 7% in NCL, 5% in NPC, 2% in NZH and NAC, 1% in NVX, and 0% in NKL and NKX. For all of the Funds, the number of actual bond calls depends largely on market interest rates.

Nuveen Insured California Premium Income Municipal Fund, Inc.
NPC

Performance
     OVERVIEW As of August 31, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $15.81
------------------------------------
Common Share
Net Asset Value               $16.23
------------------------------------
Premium/(Discount) to NAV     -2.59%
------------------------------------
Market Yield                   5.84%
------------------------------------
Taxable-Equivalent Yield1      8.92%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $104,618
------------------------------------
Average Effective
Maturity (Years)               17.23
------------------------------------
Leverage-Adjusted Duration      8.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.80%        10.64%
------------------------------------
5-Year          6.87%         8.09%
------------------------------------
10-Year         8.17%         7.64%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           31%
------------------------------------
U.S. Guaranteed                  22%
------------------------------------
Water and Sewer                  17%
------------------------------------
Tax Obligation/Limited           14%
------------------------------------
Education and
  Civic Organizations             6%
------------------------------------
Utilities                         6%
------------------------------------
Other                             4%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             78%
Insured and U.S. Guaranteed          3%
U.S. Guaranteed                     19%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.076
Oct                                 0.076
Nov                                 0.076
Dec                                 0.077
Jan                                 0.077
Feb                                 0.077
Mar                                 0.077
Apr                                 0.077
May                                 0.077
Jun                                 0.077
Jul                                 0.077
Aug                                 0.077

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              15.02
                                    15.16
                                    15.2
                                    15.04
                                    15.35
                                    15.36
                                    15.3
                                    15.32
                                    15.44
                                    15.39
                                    15.75
                                    15.79
                                    15.72
                                    15.64
                                    15.88
                                    16.07
                                    16.12
                                    16.31
                                    16.42
                                    16.09
                                    16.06
                                    16.21
                                    16.09
                                    16.27
                                    16.22
                                    16.41
                                    16.27
                                    16.34
                                    16.65
                                    16.43
                                    15.62
                                    14.79
                                    14.35
                                    14.14
                                    13.77
                                    13.8
                                    14.15
                                    14.29
                                    14.31
                                    14.21
                                    13.76
                                    13.89
                                    14.38
                                    14.66
                                    14.61
                                    14.45
                                    14.88
                                    15.27
                                    15.07
                                    15.39
8/31/04                             15.49

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0615 per share.

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
NCL

Performance
     OVERVIEW As of August 31, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $15.18
------------------------------------
Common Share
Net Asset Value               $15.12
------------------------------------
Premium/(Discount) to NAV      0.40%
------------------------------------
Market Yield                   6.01%
------------------------------------
Taxable-Equivalent Yield1      9.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $192,035
------------------------------------
Average Effective
Maturity (Years)               18.39
------------------------------------
Leverage-Adjusted Duration      7.91
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.71%        10.02%
------------------------------------
5-Year          7.22%         8.08%
------------------------------------
10-Year         8.63%         7.66%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           32%
------------------------------------
Tax Obligation/General           21%
------------------------------------
Water and Sewer                  15%
------------------------------------
Education and
  Civic Organizations             9%
------------------------------------
Utilities                         8%
------------------------------------
U.S. Guaranteed                   5%
------------------------------------
Other                            10%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             95%
Insured and U.S. Guaranteed          3%
U.S. Guaranteed                      2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.076
Oct                                 0.076
Nov                                 0.076
Dec                                 0.076
Jan                                 0.076
Feb                                 0.076
Mar                                 0.076
Apr                                 0.076
May                                 0.076
Jun                                 0.076
Jul                                 0.076
Aug                                 0.076
Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.69
                                    14.62
                                    14.74
                                    14.7
                                    14.95
                                    14.84
                                    14.92
                                    14.93
                                    15.2
                                    15.26
                                    15.19
                                    15.32
                                    15.33
                                    15.3
                                    15.33
                                    15.43
                                    15.6
                                    15.59
                                    15.53
                                    15.52
                                    15.46
                                    15.44
                                    15.51
                                    15.53
                                    15.55
                                    15.73
                                    15.63
                                    15.66
                                    15.85
                                    15.7
                                    14.88
                                    14.1
                                    13.55
                                    13.37
                                    13.16
                                    13.23
                                    13.42
                                    13.97
                                    13.85
                                    13.77
                                    13.16
                                    13.21
                                    13.65
                                    13.88
                                    14.11
                                    13.86
                                    14.24
                                    14.52
                                    14.7
                                    14.9
8/31/04                             15.08


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Premium Income Municipal Fund
NCU

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $13.67
------------------------------------
Common Share
Net Asset Value               $14.51
------------------------------------
Premium/(Discount) to NAV     -5.79%
------------------------------------
Market Yield                   6.41%
------------------------------------
Taxable-Equivalent Yield1      9.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $83,772
------------------------------------
Average Effective
Maturity (Years)               16.82
------------------------------------
Leverage-Adjusted Duration      9.64
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.04%        12.94%
------------------------------------
5-Year          6.82%         8.24%
------------------------------------
10-Year         8.44%         8.06%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           25%
------------------------------------
Tax Obligation/General           18%
------------------------------------
Healthcare                       16%
------------------------------------
Water and Sewer                  10%
------------------------------------
Utilities                         8%
------------------------------------
Housing/Multifamily               6%
------------------------------------
Transportation                    6%
------------------------------------
Other                            11%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 60%
AA                                   7%
A                                   14%
BBB                                 13%
NR                                   1%
BB or Lower                          5%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.073
Oct                                 0.073
Nov                                 0.073
Dec                                 0.073
Jan                                 0.073
Feb                                 0.073
Mar                                 0.073
Apr                                 0.073
May                                 0.073
Jun                                 0.073
Jul                                 0.073
Aug                                 0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              13.02
                                    13.18
                                    13.19
                                    13.31
                                    13.45
                                    13.43
                                    13.28
                                    13.35
                                    13.57
                                    13.65
                                    13.65
                                    13.69
                                    13.66
                                    13.64
                                    13.6
                                    13.61
                                    13.62
                                    13.71
                                    13.8
                                    13.87
                                    13.77
                                    13.78
                                    13.77
                                    13.84
                                    13.87
                                    14.03
                                    14.1
                                    14.11
                                    14.02
                                    14.07
                                    13.6
                                    12.92
                                    12.87
                                    12.75
                                    12.37
                                    12.17
                                    12.18
                                    12.99
                                    12.65
                                    12.51
                                    12.6
                                    12.52
                                    12.8
                                    12.81
                                    12.8
                                    12.84
                                    13.14
                                    13.18
                                    13.23
                                    13.36
8/31/04                             13.67

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Dividend Advantage Municipal Fund

NAC
Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $15.00
------------------------------------
Common Share
Net Asset Value               $15.59
------------------------------------
Premium/(Discount) to NAV     -3.78%
------------------------------------
Market Yield                   6.56%
------------------------------------
Taxable-Equivalent Yield1     10.02%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $365,066
------------------------------------
Average Effective
Maturity (Years)               19.04
------------------------------------
Leverage-Adjusted Duration      8.82
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.07%        12.11%
------------------------------------
5-Year          6.50%         9.69%
------------------------------------
Since
Inception       6.35%         7.90%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           25%
------------------------------------
Tax Obligation/General           15%
------------------------------------
Transportation                   14%
------------------------------------
Healthcare                       10%
------------------------------------
Utilities                         9%
------------------------------------
Water and Sewer                   8%
------------------------------------
Education and
  Civic Organizations             7%
------------------------------------
Housing/Multifamily               5%
------------------------------------
Other                             7%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 54%
AA                                   8%
A                                   16%
BBB                                 14%
NR                                   8%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.081
Oct                                 0.081
Nov                                 0.081
Dec                                 0.082
Jan                                 0.082
Feb                                 0.082
Mar                                 0.082
Apr                                 0.082
May                                 0.082
Jun                                 0.082
Jul                                 0.082
Aug                                 0.082

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.48
                                    14.56
                                    14.68
                                    14.75
                                    14.74
                                    14.54
                                    14.52
                                    14.7
                                    14.88
                                    14.82
                                    14.72
                                    14.97
                                    15.13
                                    15.13
                                    15.33
                                    15.21
                                    15.29
                                    15.33
                                    15.29
                                    15.46
                                    15.13
                                    15.2
                                    15.17
                                    15.14
                                    15.25
                                    15.45
                                    15.63
                                    15.62
                                    15.42
                                    15.3
                                    14.92
                                    14.38
                                    14.23
                                    14.13
                                    13.55
                                    13.22
                                    13.53
                                    14.16
                                    14.08
                                    13.97
                                    13.93
                                    13.91
                                    14.23
                                    14.2
                                    14.25
                                    14.09
                                    14.35
                                    14.61
                                    14.65
                                    14.84
8/31/04                             14.87

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Dividend Advantage Municipal Fund 2
NVX

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.08
------------------------------------
Common Share
Net Asset Value               $14.97
------------------------------------
Premium/(Discount) to NAV     -5.95%
------------------------------------
Market Yield                   6.48%
------------------------------------
Taxable-Equivalent Yield1      9.89%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $221,395
------------------------------------
Average Effective
Maturity (Years)               18.50
------------------------------------
Leverage-Adjusted Duration      9.67
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         13.60%        12.11%
------------------------------------
Since
Inception       4.43%         7.46%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           29%
------------------------------------
Tax Obligation/General           21%
------------------------------------
Education and
  Civic Organizations            11%
------------------------------------
Water and Sewer                   9%
------------------------------------
Utilities                         6%
------------------------------------
Transportation                    6%
------------------------------------
Healthcare                        6%
------------------------------------
Housing/Multifamily               6%
------------------------------------
Other                             6%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 68%
AA                                   2%
A                                   12%
BBB                                 12%
NR                                   6%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.076
Oct                                 0.076
Nov                                 0.076
Dec                                 0.076
Jan                                 0.076
Feb                                 0.076
Mar                                 0.076
Apr                                 0.076
May                                 0.076
Jun                                 0.076
Jul                                 0.076
Aug                                 0.076

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              13.52
                                    13.5
                                    13.55
                                    13.72
                                    13.8
                                    13.59
                                    13.65
                                    13.74
                                    13.97
                                    14
                                    13.82
                                    14.1
                                    14.18
                                    14.01
                                    14.05
                                    14.02
                                    14.02
                                    14.2
                                    14.26
                                    14.28
                                    14.11
                                    14.31
                                    14.3
                                    14.2
                                    14.32
                                    14.35
                                    14.52
                                    14.53
                                    14.49
                                    14.19
                                    13.95
                                    13.35
                                    13.06
                                    12.92
                                    12.61
                                    12.41
                                    12.75
                                    13.05
                                    13.09
                                    12.99
                                    12.96
                                    13.14
                                    13.42
                                    13.35
                                    13.37
                                    13.3
                                    13.4
                                    13.68
                                    13.65
                                    13.88
8/31/04                             13.93

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen California Dividend Advantage Municipal Fund 3
NZH

Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $13.33
------------------------------------
Common Share
Net Asset Value               $14.65
------------------------------------
Premium/(Discount) to NAV     -9.01%
------------------------------------
Market Yield                   6.48%
------------------------------------
Taxable-Equivalent Yield1      9.89%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $353,360
------------------------------------
Average Effective
Maturity (Years)               18.18
------------------------------------
Leverage-Adjusted Duration     10.11
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.97%        13.36%
------------------------------------
Since
Inception       2.19%         6.83%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           31%
------------------------------------
Tax Obligation/General           21%
------------------------------------
Utilities                         9%
------------------------------------
Water and Sewer                   9%
------------------------------------
Healthcare                        8%
------------------------------------
Transportation                    6%
------------------------------------
Housing/Multifamily               6%
------------------------------------
Education and
  Civic Organizations             5%
------------------------------------
Other                             5%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 61%
AA                                   2%
A                                   16%
BBB                                 13%
NR                                   8%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.072
Oct                                 0.072
Nov                                 0.072
Dec                                 0.072
Jan                                 0.072
Feb                                 0.072
Mar                                 0.072
Apr                                 0.072
May                                 0.072
Jun                                 0.072
Jul                                 0.072
Aug                                 0.072


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              12.87
                                    12.85
                                    13.11
                                    13.2
                                    13.17
                                    13.1
                                    13.12
                                    13.13
                                    13.29
                                    13.41
                                    13.54
                                    13.4
                                    13.62
                                    13.55
                                    13.43
                                    13.32
                                    13.31
                                    13.5
                                    13.74
                                    13.71
                                    13.51
                                    13.69
                                    13.81
                                    13.61
                                    13.7
                                    13.77
                                    13.9
                                    13.87
                                    13.93
                                    13.58
                                    13.26
                                    12.86
                                    12.51
                                    12.53
                                    12.09
                                    12.04
                                    12.25
                                    12.44
                                    12.33
                                    12.3
                                    12.26
                                    12.46
                                    12.65
                                    12.65
                                    12.66
                                    12.69
                                    12.77
                                    13.07
                                    13.01
                                    13.16
8/31/04                             13.27

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Insured California Dividend Advantage Municipal Fund

NKL
Performance
     OVERVIEW As of August 31, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $14.67
------------------------------------
Common Share
Net Asset Value               $15.35
------------------------------------
Premium/(Discount) to NAV     -4.43%
------------------------------------
Market Yield                   6.22%
------------------------------------
Taxable-Equivalent Yield1      9.50%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $234,186
------------------------------------
Average Effective
Maturity (Years)               20.68
------------------------------------
Leverage-Adjusted Duration      7.29
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.54%        12.53%
------------------------------------
Since
Inception       5.69%         9.45%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           29%
------------------------------------
Tax Obligation/General           26%
------------------------------------
Utilities                        13%
------------------------------------
Water and Sewer                  11%
------------------------------------
Education and
  Civic Organizations             6%
------------------------------------
Healthcare                        5%
------------------------------------
Other                            10%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             80%
AAA (Uninsured)                      1%
AA (Uninsured)                       3%
A (Uninsured)                       11%
BBB (Uninsured)                      5%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                 0.076
Oct                                 0.076
Nov                                 0.076
Dec                                 0.076
Jan                                 0.076
Feb                                 0.076
Mar                                 0.076
Apr                                 0.076
May                                 0.076
Jun                                 0.076
Jul                                 0.076
Aug                                 0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              14.55
                                    14.26
                                    14.35
                                    14.42
                                    14.47
                                    14.32
                                    14.36
                                    14.51
                                    14.84
                                    14.75
                                    14.65
                                    14.8
                                    14.6
                                    14.74
                                    14.74
                                    14.6
                                    14.75
                                    14.83
                                    14.97
                                    14.96
                                    14.76
                                    14.9
                                    14.97
                                    15
                                    15.16
                                    15.25
                                    15.1
                                    15.11
                                    15.25
                                    15
                                    14.42
                                    13.85
                                    13.48
                                    13.38
                                    13.29
                                    13.23
                                    13.21
                                    13.59
                                    13.4
                                    13.4
                                    13.17
                                    13.25
                                    13.5
                                    13.8
                                    13.93
                                    13.85
                                    13.95
                                    14.2
                                    14.21
                                    14.2
8/31/04                             14.62

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2003 of $0.1252 per share.

Nuveen Insured California Tax-Free Advantage Municipal Fund

NKX

Performance
     OVERVIEW As of August 31, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                             82%
A (Uninsured)                       12%
BBB (Uninsured)                      6%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep                                 0.0755
Oct                                 0.0755
Nov                                 0.0755
Dec                                 0.0755
Jan                                 0.0755
Feb                                 0.0755
Mar                                 0.0755
Apr                                 0.0755
May                                 0.0755
Jun                                 0.0755
Jul                                 0.0755
Aug                                 0.0755


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/03                              13.64
                                    14.2
                                    14.15
                                    14.02
                                    14.64
                                    14.35
                                    14.37
                                    14.26
                                    14.55
                                    14.66
                                    14.42
                                    14.56
                                    14.48
                                    14.1
                                    14.07
                                    14
                                    14.07
                                    14.55
                                    14.74
                                    15
                                    14.89
                                    14.97
                                    14.8
                                    14.94
                                    15.04
                                    15.08
                                    15
                                    14.78
                                    14.96
                                    14.94
                                    14.52
                                    13.55
                                    13.43
                                    13.42
                                    13.49
                                    13.01
                                    13.01
                                    13.4
                                    13.42
                                    13.15
                                    12.99
                                    12.94
                                    13.25
                                    13.49
                                    13.5
                                    13.62
                                    13.6
                                    13.88
                                    13.81
                                    13.89
8/31/04                             14.15


FUND SNAPSHOT
------------------------------------
Share Price                   $14.19
------------------------------------
Common Share
Net Asset Value               $14.62
------------------------------------
Premium/(Discount) to NAV     -2.94%
------------------------------------
Market Yield                   6.38%
------------------------------------
Taxable-Equivalent Yield1      9.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $86,008
------------------------------------
Average Effective
Maturity (Years)               21.08
------------------------------------
Leverage-Adjusted Duration      8.50
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.54%        12.86%
------------------------------------
Since
Inception       2.83%         7.24%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           32%
------------------------------------
Tax Obligation/Limited           29%
------------------------------------
Healthcare                       12%
------------------------------------
Transportation                    9%
------------------------------------
Water and Sewer                   8%
------------------------------------
Other                            10%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund as of August 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at August 31, 2004, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 15, 2004

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.8%

$       2,000   California Educational Facilities Authority, Revenue Bonds,           9/06 at 102.00         AAA     $    2,160,520
                 Santa Clara University, Series 1996, 5.750%, 9/01/26 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          2,236,690
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

        2,500   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          2,705,975
                 Series 2004A, 5.000%, 11/01/18 - FSA Insured

        2,000   University of California, Revenue Bonds, Multi-Purpose                9/10 at 101.00         AAA          2,054,120
                 Projects, Series 2002O, 5.125%, 9/01/31 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.6%

        3,000   California Health Facilities Financing Authority, Insured             8/08 at 101.00         AAA          3,103,260
                 Revenue Bonds, Sutter Health, Series 1998A,
                 5.375%, 8/15/30 - MBIA Insured

        1,500   California Statewide Community Development Authority,                 8/09 at 101.00         AAA          1,663,470
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.9%

        1,000   ABAG Finance Authority for Non-Profit Corporations,                   9/09 at 100.00         AAA          1,056,300
                 California, Multifamily Housing Revenue Bonds, Civic Center
                 Drive Apartments, Series 1999A, 5.800%, 9/01/20
                 (Alternative Minimum Tax) - FSA Insured

          970   Los Angeles, California, FHA-Insured Section 8 Mortgage               1/05 at 100.00         AAA            971,164
                 Loan Revenue Refunding Bonds, Series 1993A,
                 6.300%, 1/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.5%

          460   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            482,305
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 41.3%

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                       8/14 at 100.00         AAA          2,036,021
        1,250    5.250%, 8/01/25 - MBIA Insured                                       8/14 at 100.00         AAA          1,330,975

                California, Various Purpose General Obligation Bonds,
                Series 2000:
        7,995    5.750%, 3/01/22 - MBIA Insured                                       3/10 at 101.00         AAA          8,926,338
        2,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA          2,186,220

        2,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          2,038,540
                 Series 2001BZ, 5.375%, 12/01/24 (Alternative Minimum
                 Tax) - MBIA Insured

          750   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00         AAA            765,143
                 5.000%, 4/01/31 - AMBAC Insured

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                       9/14 at 100.00         AAA          2,813,671
        1,775    5.250%, 9/01/22 - FGIC Insured                                       9/14 at 100.00         AAA          1,925,165

        1,225   Fresno Unified School District, Fresno County, California,            2/13 at 103.00         AAA          1,494,941
                 General Obligation Refunding Bonds, Series 1998A,
                 6.550%, 8/01/20 - MBIA Insured

        2,500   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          2,638,725
                 General Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured

        1,180   Jurupa Unified School District, Riverside County, California,         8/13 at 100.00         AAA          1,248,216
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        2,000   Los Angeles Unified School District, California, General              7/08 at 102.00         AAA          2,090,220
                 Obligation Bonds, Series 1997A, 5.000%, 7/01/21 -
                 FGIC Insured


                                       21

                            Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   Pomona Unified School District, Los Angeles County, California,       8/11 at 103.00         AAA     $    3,644,280
                 General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335    5.000%, 7/01/21 - FSA Insured                                        7/11 at 102.00         AAA          1,411,549
        3,500    5.000%, 7/01/22 - FSA Insured                                        7/11 at 102.00         AAA          3,679,585
        4,895    5.000%, 7/01/23 - FSA Insured                                        7/11 at 102.00         AAA          5,116,890

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.4%

        1,000   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          1,030,120
                 California, Refunding Certificates of Participation,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                    12/13 at 100.00         AAA          1,296,952
        1,615    5.000%, 12/01/21 - AMBAC Insured                                    12/13 at 100.00         AAA          1,703,583

        2,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          2,201,800
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        1,900   Corona-Norco Unified School District, Riverside County,               9/12 at 100.00         AAA          1,968,514
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2002, 5.100%, 9/01/25 -
                 AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of                     1/11 at 100.00         AAA          5,155,700
                 Participation, Department of Public Services Facility
                 Phase II, Series 2001, 5.250%, 1/01/34 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,              12/14 at 100.00         AAA            954,464
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        3,000   Santa Clara County Financing Authority, California,                  11/07 at 102.00         AAA          3,108,150
                 Lease Revenue Bonds, VMC Facility Replacement Project,
                 Series 1994A, 5.000%, 11/15/22 - AMBAC Insured

        2,805   Yucaipa-Calimesa Joint Unified School District, San                  10/11 at 100.00         AAA          2,839,081
                 Bernardino County, California, General Obligation Refunding
                 Bonds, Series 2001A, 5.000%, 10/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 31.1%

        6,000   Huntington Park Redevelopment Agency, California,                       No Opt. Call         AAA          8,706,600
                 Single Family Residential Mortgage Revenue Refunding
                 Bonds, Series 1986A, 8.000%, 12/01/19

        5,135   Palmdale Community Redevelopment Agency, California,                    No Opt. Call         AAA          7,091,384
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax)

        6,220   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA          9,471,816
                 Securities Program, Single Family Mortgage Revenue
                 Bonds, Series 1987A, 9.000%, 5/01/21 (Alternative
                 Minimum Tax)

        1,485   San Jose, California, Single Family Mortgage Revenue                    No Opt. Call         AAA          2,170,194
                 Bonds, Series 1985A, 9.500%, 10/01/13

        4,800   University of California, Hospital Revenue Bonds, Davis               7/06 at 101.00         AAA          5,216,448
                 Medical Center, Series 1996, 5.750%, 7/01/24 (Pre-refunded to 7/01/06) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.7%

        4,000   California Pollution Control Financing Authority, Revenue            12/04 at 100.00         AAA          4,044,040
                 Bonds, Southern California Edison Company, Series 1992B,
                 6.400%, 12/01/24 (Alternative Minimum Tax) - MBIA Insured

        3,600   Sacramento Municipal Utility District, California, Electric             No Opt. Call         AAA          4,024,368
                 Revenue Refunding Bonds, Series 2003S,
                 5.000%, 11/15/13 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 23.9%

        5,255   El Dorado Irrigation District, California, Water and Sewer            3/13 at 100.00         AAA          5,554,850
                 Certificates of Participation, Series 2003A,
                 5.000%, 3/01/20 - FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          1,299,028
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/21 (WI, settling 9/15/04) - FGIC Insured

        3,000   Los Angeles, California, Wastewater System Revenue Bonds,            11/04 at 101.00         AAA          3,017,790
                 Series 1993D, 4.700%, 11/01/19 - FGIC Insured

        3,400   San Diego Public Facilities Financing Authority, California,          5/07 at 101.00         AAA          3,637,388
                 Sewerage Revenue Bonds, Series 1997A,
                 5.250%, 5/15/22 - FGIC Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,150   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00         AAA     $    2,195,967
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31 -
                 FGIC Insured

        2,310   Santa Fe Springs Public Financing Authority, California,              5/13 at 100.00         AAA          2,354,606
                 Water Revenue Bonds, Series 2003A, 5.000%, 5/01/33 -
                 MBIA Insured

        1,345   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          1,424,810
                 Certificates of Participation, Series 2003A,
                 5.000%, 8/01/20 - MBIA Insured

        5,000   Wheeler Ridge-Maricopa Water District, Kern County,                  11/06 at 102.00         AAA          5,472,050
                 California, Water Revenue Refunding Bonds, Series 1996,
                 5.700%, 11/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     129,790   Total Long-Term Investments (cost $132,901,995) - 139.2%                                                145,719,986
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0%

        1,000   Puerto Rico Government Development Bank, Adjustable Refunding Bonds,                         A-1          1,000,000
                 Variable Rate Demand Obligations, Series 1985, 1.250%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $133,901,995) - 140.2%                                                          146,719,986
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      2,897,715
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.0)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  104,617,701
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard &
                    Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               (WI) Security purchased on a when-issued basis.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       23

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.0%

                California Educational Facilities Authority, Revenue Bonds,
                Santa Clara University, Series 1996:
$       2,400    5.750%, 9/01/21 - MBIA Insured                                       9/06 at 102.00         AAA     $    2,618,016
        3,000    5.750%, 9/01/26 - MBIA Insured                                       9/06 at 102.00         AAA          3,240,780

        2,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          2,274,380
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          2,236,690
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
        1,295    5.500%, 6/01/19 - MBIA Insured                                       6/10 at 101.00         AAA          1,450,076
        1,000    5.500%, 6/01/20 - MBIA Insured                                       6/10 at 101.00         AAA          1,086,150

        5,380   California State University, Systemwide Revenue Bonds,                5/14 at 100.00         AAA          5,895,673
                 Series 2004A, 5.000%, 11/01/16 - FSA Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          6,137,760
                 Projects, Series 2003A, 5.000%, 5/15/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 4.7%

        1,450   California Health Facilities Financing Authority, Insured             7/06 at 102.00         AAA          1,575,904
                 Health Facility Revenue Refunding Bonds, Mark Twain-
                 St. Joseph's Healthcare Corporation, Series 1996A,
                 6.000%, 7/01/19 - MBIA Insured

        5,000   California Health Facilities Financing Authority, Insured             7/06 at 102.00         AAA          5,412,700
                 Health Facility Revenue Refunding Bonds, Catholic
                 Healthcare West, Series 1996A, 6.000%, 7/01/25 -
                 MBIA Insured

        1,755   University of California, Hospital Revenue Bonds, UCLA                5/12 at 101.00         AAA          1,952,648
                 Medical Center, Series 2004A, 5.500%, 5/15/18 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

                ABAG Finance Authority for Non-Profit Corporations, California,
                Multifamily Housing Revenue Bonds, Civic Center Drive
                Apartments, Series 1999A:
        4,000    5.800%, 9/01/20 (Alternative Minimum Tax) - FSA Insured              9/09 at 100.00         AAA          4,225,200
        1,370    5.875%, 3/01/32 (Alternative Minimum Tax) - FSA Insured              9/09 at 100.00         AAA          1,422,759

        3,110   Los Angeles Community Redevelopment Agency, California,               6/05 at 105.00         AAA          3,337,590
                 FNMA-Collateralized Section 8 Multifamily Housing
                 Revenue Refunding Bonds, Angelus Plaza, Series 1995A,
                 7.400%, 6/15/10

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,150   California Housing Finance Agency, Single Family Mortgage             8/07 at 101.50         AAA          1,201,865
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.3%

        1,460   ABC Unified School District, Los Angeles County, California,          8/10 at 101.00         AAA          1,666,619
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

          485   California, General Obligation Veterans Welfare Bonds,               12/04 at 101.00         AAA            489,059
                 Series 1997BH, 5.500%, 12/01/24 (Alternative Minimum
                 Tax) - FSA Insured

        2,500   California, Various Purpose General Obligation Bonds,                 9/09 at 101.00         AAA          2,698,850
                 Series 1999, 5.500%, 9/01/24 - FSA Insured

                California, Various Purpose General Obligation Bonds,
                Series 2000:
        7,995    5.750%, 3/01/22 - MBIA Insured                                       3/10 at 101.00         AAA          8,926,338
        2,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA          2,186,220

        4,900   California, General Obligation Bonds, Series 2003,                    2/13 at 100.00         AAA          4,989,082
                 5.000%, 2/01/31 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          3,057,810
                 Series 2001BZ, 5.375%, 12/01/24 (Alternative Minimum
                 Tax) - MBIA Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                California, General Obligation Bonds, Series 2004:
$       2,500    5.000%, 2/01/18 - AMBAC Insured                                      2/14 at 100.00         AAA     $    2,683,325
        2,250    5.000%, 4/01/31 - AMBAC Insured                                      4/14 at 100.00         AAA          2,295,428

        2,575   Calipatria Unified School District, Imperial County,                  8/06 at 102.00         AAA          2,795,497
                 California, General Obligation Bonds, Series 1996A,
                 5.625%, 8/01/13 - AMBAC Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured                                        8/09 at 102.00         AAA          1,154,524
        1,160    5.125%, 8/01/22 - FSA Insured                                        8/09 at 102.00         AAA          1,255,236
        1,220    5.125%, 8/01/23 - FSA Insured                                        8/09 at 102.00         AAA          1,315,538

        1,500   Hacienda La Puente Unified School District, Los Angeles               8/10 at 101.00         AAA          1,572,075
                 County, California, General Obligation Bonds, Election
                 of 2000, Series 2000A, 5.250%, 8/01/25 - MBIA Insured

                Kern Community College District, California, General
                Obligation Bonds, Series 2003A:
        3,655    5.000%, 11/01/20 - FGIC Insured                                     11/13 at 100.00         AAA          3,893,964
        2,665    5.000%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         AAA          2,822,555

        1,750   Lake Tahoe Unified School District, El Dorado County,                 8/09 at 100.00         AAA          1,861,072
                 California, General Obligation Bonds, Series 1999A,
                 5.250%, 8/01/24 - FGIC Insured

                Manteca Unified School District, San Joaquin County,
                California, General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 - FSA Insured                                        8/14 at 100.00         AAA          1,089,920
        1,000    5.250%, 8/01/22 - FSA Insured                                        8/14 at 100.00         AAA          1,083,990

        1,270   Merced City School District, Merced County, California,               8/13 at 100.00         AAA          1,335,697
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                 FGIC Insured

        1,125   San Diego Unified School District, California, General                  No Opt. Call         AAA            495,169
                 Obligation Bonds, Election of 1998, Series 1999A,
                 0.000%, 7/01/21 - FGIC Insured

        2,000   San Francisco Community College District, California,                 6/10 at 102.00         Aaa          2,045,820
                 General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 -
                 FGIC Insured

        2,445   Washington Unified School District, Yolo County,                      8/13 at 100.00         AAA          2,586,345
                 California, General Obligation Bonds, Series 2004A,
                 5.000%, 8/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 44.9%

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                          No Opt. Call         AAA          2,671,550
        8,000    0.000%, 9/01/21 - FSA Insured                                          No Opt. Call         AAA          3,458,080

        1,535   California Infrastructure Economic Development Bank,                 12/13 at 100.00         AAA          1,628,835
                 Revenue Bonds, North County Center for Self-Sufficiency
                 Corporation, Series 2004, 5.000%, 12/01/20 -
                 AMBAC Insured

        3,500   California Department of Transportation, Federal Highway                No Opt. Call         AAA          3,888,640
                 Grant Anticipation Bonds, Series 2004A, 5.000%, 2/01/15 -
                 FGIC Insured

        3,450   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          3,798,105
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 - MBIA Insured

        5,000   Compton Community Redevelopment Agency, California,                   8/05 at 102.00         AAA          5,315,500
                 Tax Allocation Refunding Bonds, Merged Area
                 Redevelopment Projects, Series 1995A, 6.500%, 8/01/13 -
                 FSA Insured

        4,000   Contra Costa County, California, Refunding Certificates              11/07 at 102.00         AAA          4,344,200
                 of Participation, Merrithew Memorial Hospital Replacement
                 Project, Series 1997, 5.500%, 11/01/22 - MBIA Insured

        6,000   El Monte, California, Senior Lien Certificates of                     1/11 at 100.00         AAA          6,221,940
                 Participation, Department of Public Services Facility
                 Phase II, Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,              11/07 at 102.00         AAA          3,344,760
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A,
                 5.875%, 11/01/24 - MBIA Insured

        5,000   Kern County Board of Education, California, Refunding                 5/08 at 102.00         AAA          5,130,550
                 Certificates of Participation, Series 1998A,
                 5.200%, 5/01/28 - MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Tax                       9/07 at 102.00         AAA          5,117,200
                 Allocation Refunding Bonds, Redevelopment Project
                 Area 1, Series 1998, 5.200%, 9/01/28 - AMBAC Insured


                                       25

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA     $    4,054,880
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency,                          12/14 at 100.00         AAA          1,066,440
                 California, Tax Allocation Bonds, Bunker Hill Project,
                 Series 2004A, 5.000%, 12/01/20 - FSA Insured

        3,865   Los Angeles County Metropolitan Transportation                        7/10 at 101.00         AAA          4,018,672
                 Authority, California, Second Senior Lien Proposition C
                 Sales Tax Revenue Bonds, Series 2000A, 5.250%, 7/01/30 -
                 FGIC Insured

        1,890   Menifee Union School District, Riverside County,                      9/06 at 102.00         AAA          2,073,935
                 California, Certificates of Participation, School Projects,
                 Series 1996, 6.125%, 9/01/24 - FSA Insured

        2,690   Norwalk Community Facilities Financing Authority,                     9/05 at 102.00         AAA          2,851,938
                 Los Angeles County, California, Tax Allocation Revenue
                 Refunding Bonds, Series 1995A, 6.000%, 9/01/15 -
                 FSA Insured

        2,780   Pittsburg Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          3,091,888
                 Refunding Bonds, Los Medanos Community Development
                 Project, Series 2003A, 5.000%, 8/01/12 - MBIA Insured

        4,140   Plumas County, California, Certificates of Participation,             6/13 at 101.00         AAA          4,214,851
                 Capital Improvement Program, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

        2,000   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          2,210,160
                 Refunding Bonds, Paguay Redevelopment Project,
                 Series 2000, 5.750%, 6/15/33 - MBIA Insured

        1,000   Rocklin Unified School District, Placer County, California,           9/13 at 100.00         AAA          1,031,070
                 Special Tax Bonds, Community Facilities District 1,
                 Series 2004, 5.000%, 9/01/25 - MBIA Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,          9/09 at 102.00         AAA          5,546,700
                 Refunding Certificates of Participation, Police Station
                 Financing Project, Series 1999, 5.500%, 9/01/20 -
                 MBIA Insured

        3,500   San Francisco Bay Area Rapid Transit District, California,            7/09 at 101.00         AAA          3,750,005
                 Sales Tax Revenue Bonds, Series 1999, 5.500%, 7/01/34 -
                 FGIC Insured

        1,930   Santa Margarita/Dana Point Authority, Orange County,                    No Opt. Call         AAA          2,030,572
                 California, Refinancing Revenue Bonds, Improvement
                 Districts 1, 2, 2A and 8, Series 1994A, 7.250%, 8/01/05 - MBIA
                 Insured

        5,450   Visalia, California, Refunding Certificates of Participation,        12/06 at 102.00         AAA          5,637,535
                 Motor Vehicle License Fee Enhancement, Series 1996A,
                 5.375%, 12/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.6%

        6,500   Foothill/Eastern Transportation Corridor Agency,                       1/10 at 65.32         AAA          3,273,985
                 California, Toll Road Revenue Refunding Bonds,
                 Series 1999, 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California,                   8/13 at 100.00         AAA          4,309,440
                 Toll Road Revenue Bonds, 91 Express Lanes Project,
                 Series 2003A, 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          5,093,900
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31
                 (Alternative Minimum Tax) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 7.9%

        2,865   Central Unified School District, Fresno County, California,           9/04 at 101.00         AAA          2,932,643
                 General Obligation Bonds, Series 1993,
                 5.625%, 3/01/18 - AMBAC Insured

        3,000   Escondido Union High School District, San Diego County,              11/06 at 102.00         AAA          3,234,990
                 California, General Obligation Bonds, Series 1996,
                 5.700%, 11/01/10 - MBIA Insured

        2,500   Oakland, California, Insured Revenue Bonds, 1800                      1/10 at 100.00         AAA          2,911,850
                 Harrison Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded to 1/01/10) -
                 AMBAC Insured

        4,320   Riverside County, California, GNMA Mortgage-Backed                      No Opt. Call         AAA          6,130,814
                 Securities Program, Single Family Mortgage Revenue
                 Bonds, Series 1987B, 8.625%, 5/01/16 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.1%

        3,740   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA          3,888,590
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999B, 5.450%, 9/01/29 - MBIA Insured

        3,215   Modesto Irrigation District, California, Revenue Refunding           10/06 at 102.00         AAA          3,526,244
                 Bonds, Series 1996A, 6.000%, 10/01/15 - MBIA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue                   7/12 at 101.00         AAA          3,677,065
                 Bonds, Series 2002II, 5.125%, 7/01/26 - FSA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,790   Sacramento City Financing Authority, California, Capital             12/09 at 102.00         AAA     $    2,050,141
                 Improvement Revenue Bonds, Solid Waste and
                 Redevelopment Projects, Series 1999,
                 5.800%, 12/01/19 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,008,832
                 Bonds, Series 2002, 5.250%, 8/01/27 (Alternative
                 Minimum Tax) - AMBAC Insured

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                       7/13 at 100.00         AAA          2,901,976
        5,000    5.000%, 7/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          5,112,550

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 22.7%

        2,975   Chino Basin Regional Finance Authority, California,                   2/05 at 102.00         AAA          3,044,942
                 Sewerage System Revenue Bonds, Inland Empire
                 Utilities Agency, Series 1994, 6.000%, 8/01/16 -
                 AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,112,240
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/21 (WI, settling 9/15/04) - FGIC Insured

        2,700   Los Angeles County Sanitation Districts Financing                    10/13 at 100.00         AAA          2,858,490
                 Authority, California, Senior Revenue Bonds, Capital
                 Projects, Series 2003A, 5.000%, 10/01/21 - FSA Insured

       12,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA         12,167,640
                 of Participation, Series 2003, 5.000%, 2/01/33 -
                 FGIC Insured

        2,775   Pomona Public Financing Authority, California, Revenue                5/09 at 101.00         AAA          2,972,636
                 Bonds, Water Facilities Project, Series 1999AC,
                 5.500%, 5/01/29 - FGIC Insured

        1,000   Sacramento County Sanitation District Financing                      12/10 at 101.00         AAA          1,092,000
                 Authority, California, Revenue Bonds, Series 2000A,
                 5.500%, 12/01/20 - AMBAC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates             10/14 at 100.00         AAA          1,561,754
                 of Participation, Series 2004, 5.000%, 10/01/25 -
                 AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue               10/14 at 100.00         AAA          3,860,514
                 Bonds, Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates
                of Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                       2/14 at 100.00         AAA          1,495,872
          445    5.000%, 2/01/20 - FGIC Insured                                       2/14 at 100.00         AAA            472,617
          465    5.000%, 2/01/21 - FGIC Insured                                       2/14 at 100.00         AAA            490,891

        2,130   Santa Rosa, Sonoma County, California, Wastewater                     9/14 at 100.00         AAA          2,310,539
                 Revenue Bonds, Series 2004B, 5.000%, 9/01/18 -
                 FGIC Insured

        2,000   South San Joaquin Irrigation District, San Joaquin                    1/05 at 100.00         AAA          2,024,440
                 County, California, Revenue Refunding Certificates of
                 Participation, Series 1993, 5.500%, 1/01/15 -
                 AMBAC Insured

        2,500   West Basin Municipal Water District, California, Revenue              8/13 at 100.00         AAA          2,538,550
                 Certificates of Participation, Series 2003A,
                 5.000%, 8/01/30 - MBIA Insured

                Yorba Linda Water District, California, Certificates of
                Participation, Highland Reservoir Renovation, Series 2003:
        2,010    5.000%, 10/01/28 - FGIC Insured                                     10/13 at 100.00         AAA          2,056,331
        2,530    5.000%, 10/01/33 - FGIC Insured                                     10/13 at 100.00         AAA          2,580,801
------------------------------------------------------------------------------------------------------------------------------------
$     273,720   Total Long-Term Investments (cost $263,591,647) - 145.5%                                                279,559,607
=============-----------------------------------------------------------------------------------------------------------------------


                                       27

                            Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.5%

$         800   Irvine, California, Assessment District 93-14 Variable                                      A-1+     $      800,000
                 Rate Limited Obligation Improvement Bonds,
                 Series 2000, 1.320%, 9/02/25+

        2,000   Puerto Rico Government Development Bank, Adjustable                                          A-1          2,000,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.250%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       2,800   Total Short-Term Investments (cost $2,800,000)                                                            2,800,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $266,391,647) - 147.0%                                                          282,359,607
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      4,675,224
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.5)%                                                        (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  192,034,831
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen California Premium Income Municipal Fund (NCU)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.4%

$       1,500   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    1,298,835
                 Settlement Asset-Backed Bonds, Alameda County
                 Tobacco Asset Securitization Corporation, Series 2002,
                 5.750%, 6/01/29

        3,720   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa3          3,202,325
                 Asset-Backed Bonds, Pooled Tobacco Securitization
                 Program, Series 2002A, 5.625%, 5/01/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.0%

        1,500   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          1,638,495
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.3%

        1,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          1,606,080
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        5,150   California Health Facilities Financing Authority, Hospital           11/04 at 101.00         BB+          4,835,902
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

        1,500   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          1,544,340
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        8,100   California Statewide Community Development Authority,                   No Opt. Call         AAA          8,650,962
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        2,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/04 at 101.00         BB+          2,026,100
                 University Medical Center, Series 1993A, 6.000%, 12/01/06

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.1%

        1,600   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          1,667,328
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 5.250%, 5/15/25
                 (Mandatory put 5/15/13)

        5,580   Los Angeles Community Redevelopment Agency, California,               6/05 at 105.00         AAA          5,988,344
                 FNMA-Collateralized Section 8 Multifamily Housing
                 Revenue Refunding Bonds, Angelus Plaza, Series 1995A,
                 7.400%, 6/15/10

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.3%

          865   California Housing Finance Agency, Single Family Mortgage             2/07 at 102.00         AAA            906,944
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 (Alternative
                 Minimum Tax) - MBIA Insured

          810   California Housing Finance Agency, Home Mortgage Revenue              8/05 at 102.00         AAA            833,911
                 Bonds, Series 1994F-3, 6.100%, 8/01/15 (Alternative
                 Minimum Tax) - MBIA Insured

          145   California Rural Home Mortgage Finance Authority,                       No Opt. Call         AAA            151,303
                 Single Family Mortgage Revenue Bonds, Mortgage-Backed
                 Securities Program, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.3%

        4,000   California, General Obligation Veterans Welfare Bonds,               12/04 at 101.00           A          4,000,960
                 Series 1999BR, 5.300%, 12/01/29 (Alternative
                 Minimum Tax)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          1,081,520
        1,055    5.250%, 2/01/21                                                      8/13 at 100.00           A          1,126,529
        1,500    5.000%, 2/01/31 - MBIA Insured                                       2/13 at 100.00         AAA          1,527,270

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                      4/14 at 100.00           A          1,820,893
        1,750    5.000%, 2/01/23                                                      2/14 at 100.00           A          1,807,680
        1,400    5.200%, 4/01/26                                                      4/14 at 100.00           A          1,451,156

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,057,810
                 General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/21 - FGIC Insured


                                       29

                            Nuveen California Premium Income Municipal Fund (NCU) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA     $    2,365,448
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured

        6,000   North Orange County Community College District, California,             No Opt. Call         AAA          1,763,520
                 General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 -
                 FGIC Insured

        3,000   Pomona Unified School District, Los Angeles County,                   8/11 at 103.00         AAA          3,567,030
                 California, General Obligation Refunding Bonds,
                 Series 1997A, 6.150%, 8/01/15 - MBIA Insured

        1,200   Riverside Community College District, California, General             8/14 at 100.00         AAA          1,300,788
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.8%

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,053,340
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

          985   Beverly Hills Public Financing Authority, California, Lease           6/13 at 100.00         Aaa          1,093,902
                 Revenue Refunding Bonds, Series 2003A,
                 5.250%, 6/01/15 - MBIA Insured

                California, Economic Recovery Revenue Bonds, Series 2004A:
        1,720    5.000%, 7/01/15                                                      7/14 at 100.00         AA-          1,897,607
        1,000    5.000%, 7/01/16                                                      7/11 at 100.00         AA-          1,070,020

        5,920   California State Public Works Board, Lease Revenue                   11/09 at 101.00         AAA          6,622,112
                 Bonds, Department of Veterans Affairs, Southern
                 California Veterans Home - Chula Vista Facility,
                 Series 1999A, 5.600%, 11/01/19 - AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        1,000    5.500%, 6/01/33                                                      6/13 at 100.00          A-          1,028,220
        1,000    5.625%, 6/01/33                                                      6/13 at 100.00          A-          1,036,960

        3,500   Livermore Redevelopment Agency, California, Tax Allocation            8/11 at 100.00         AAA          3,556,105
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

        1,890   Los Angeles Community Redevelopment Agency, California,              12/04 at 101.00        BBB-          1,905,026
                 Tax Allocation Multifamily Housing Bonds, Grand Central
                 Square/Bunker Hill Project, Series 1993A,
                 5.750%, 12/01/13 (Alternative Minimum Tax)

        2,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          2,255,060
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        1,000   Poway, California, Community Facilities District 88-1,                8/08 at 102.00         N/R          1,114,840
                 Special Tax Refunding Bonds, Parkway Business Centre,
                 Series 1998, 6.500%, 8/15/09

        3,000   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AA-          3,333,570
                 Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

        1,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          1,708,845
                 Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                      9/08 at 101.00        Baa3          1,603,380
        1,000    5.800%, 9/01/27                                                      9/08 at 101.00        Baa3          1,048,550

        2,050   Santa Barbara County, California, Certificates of Participation,     12/11 at 102.00         AAA          2,235,771
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.4%

        3,000   California Infrastructure Economic Development Bank,                  7/13 at 100.00         AAA          3,153,930
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/22 - FSA Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,787,280
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        2,000   San Francisco Airports Commission, California, Revenue                5/06 at 102.00         AAA          2,125,620
                 Bonds, San Francisco International Airport, Second Series,
                 Issue 10A, 5.700%, 5/01/26 (Alternative Minimum Tax) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 6.4%

        2,750   Puerto Rico, Public Improvement General Obligation Bonds,             7/10 at 100.00         AAA          3,165,332
                 Series 2000, 5.750%, 7/01/21 (Pre-refunded to 7/01/10) -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista              3/09 at 102.00      N/R***          2,231,700
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
$         400    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA     $      442,988
        2,250    5.125%, 5/01/18                                                      5/12 at 101.00          A2          2,405,655

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            290,147
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,500   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          1,552,995
                 Bonds, Electric System Project, Series 2001,
                 6.500%, 9/01/22

        4,580   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          4,939,209
                 Revenue Refunding Bonds, Series 2002Q,
                 5.250%, 8/15/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.5%

        5,000   Culver City, California, Wastewater Facilities Revenue                9/09 at 102.00         AAA          5,484,600
                 Refunding Bonds, Series 1999A, 5.700%, 9/01/29 -
                 FGIC Insured

        3,495   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          3,766,806
                 of Participation, Series 2003, 5.250%, 2/01/21 -
                 FGIC Insured

        1,000   Sacramento County Water Financing Authority, California,              6/13 at 100.00         AAA          1,048,670
                 Revenue Bonds, Agency Zones 40-41 System Projects,
                 Series 2003, 5.000%, 6/01/22 - AMBAC Insured

        1,795   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          1,824,348
                 of Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
$     121,985   Total Long-Term Investments (cost $118,587,913) - 148.0%                                                124,004,061
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.2%

        1,000   California Statewide Community Development Authority,                                       A-1+          1,000,000
                 Certificates of Participation, John Muir/Mount Diablo
                 Health System, Variable Rate Demand Obligations,
                 Series 1997, 1.220%, 8/15/27, AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $119,587,913) - 149.2%                                                          125,004,061
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      1,767,568
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   83,771,629
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen California Dividend Advantage Municipal Fund (NAC)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.2%

$       5,000   California Statewide Community Development Authority,                11/09 at 102.00         N/R     $    5,199,900
                 Certificates of Participation, Pride Industries and Pride
                 One Inc., Series 1999, 7.250%, 11/01/29

        5,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          4,855,708
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31                                                      6/11 at 100.00         BBB          1,987,800
        4,500    5.375%, 6/01/41                                                      6/11 at 100.00         BBB          3,422,925

        3,635   Southern California Tobacco Securitization Authority, Tobacco         6/12 at 100.00         BBB          3,587,636
                 Settlement Asset-Backed Bonds, Senior Series 2001A,
                 5.250%, 6/01/27

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.5%

          615   California Statewide Community Development Authority,                10/13 at 100.00         N/R            607,349
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 100.00         AAA          3,381,300
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.500%, 11/01/17 -
                 AMBAC Insured

          700   University of California, Certificates of Participation,              1/10 at 101.00         Aa2            736,414
                 San Diego and Sacramento Campus Projects,
                 Series 2002A, 5.250%, 1/01/22

        6,000   University of California, Revenue Bonds, Multi-Purpose                9/08 at 101.00         Aa2          6,582,900
                 Projects, Series 2000K, 5.000%, 9/01/12

                University of California, Revenue Bonds, Multi-Purpose
                Projects, Series 2002O:
       10,770    5.000%, 9/01/20 - FGIC Insured                                       9/10 at 101.00         AAA         11,344,795
       11,305    5.000%, 9/01/21 - FGIC Insured                                       9/10 at 101.00         AAA         11,859,171

        3,500   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          3,823,155
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.0%

        8,400   California Health Facilities Financing Authority, Revenue            10/08 at 101.00         AAA          9,303,168
                 Bonds, Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/14 (Optional put 10/01/08)

       15,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3         16,060,800
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        2,160   California Health Facilities Financing Authority, Revenue             3/13 at 100.00           A          2,262,470
                 Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/15

        8,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          8,213,040
                 Certificates of Participation, Community Hospitals of
                 Central California Obligated Group, Series 2000,
                 6.000%, 2/01/30

       10,500   Duarte, California, Certificates of Participation, City of            4/09 at 101.00         BBB          9,863,385
                 Hope National Medical Center, Series 1999A,
                 5.250%, 4/01/31

        2,800   Upland, California, Certificates of Participation, San Antonio        1/05 at 101.00          A-          2,853,424
                 Community Hospital, Series 1993, 5.250%, 1/01/08

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,612,400
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.3%

        7,250   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          7,677,098
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        5,250   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,890,395
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,000   Contra Costa County, California, Multifamily Housing                  6/09 at 102.00         N/R          4,923,800
                 Revenue Bonds, Delta View Apartments Project,
                 Series 1999C, 6.750%, 12/01/30 (Alternative Minimum Tax)


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       7,500   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+     $    8,042,550
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29
                 (Mandatory put 6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4%

        8,500   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          8,602,085
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 22.3%

                California, General Obligation Refunding Bonds, Series 2002:
        8,000    5.000%, 2/01/12                                                        No Opt. Call           A          8,807,840
        4,435    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          5,335,305

                California, General Obligation Bonds, Series 2003:
        2,000    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA          2,163,040
        5,200    5.250%, 2/01/20                                                      8/13 at 100.00           A          5,580,432

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                      4/14 at 100.00           A          5,227,050
        4,150    5.125%, 4/01/25                                                      4/14 at 100.00           A          4,295,997

        1,000   Los Angeles Community College District, Los Angeles                   8/11 at 100.00         AAA          1,016,030
                 County, California, General Obligation Bonds, Election
                 of 2001, Series 2001A, 5.000%, 6/01/26 - MBIA Insured

       18,500   Los Angeles Unified School District, California, General              7/09 at 101.00         AAA         19,523,605
                 Obligation Bonds, Series 1999C, 5.250%, 7/01/24 -
                 MBIA Insured

       10,845   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,526,283
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        3,335   Moreno Valley Unified School District, Riverside County,              8/14 at 100.00         AAA          3,634,883
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/21 - FSA Insured

        1,750   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,819,983
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        5,000   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          5,653,700
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/20 - FSA Insured

        2,700   Ventura County Community College District, California,                8/12 at 101.00         AAA          2,958,120
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/15 -
                 MBIA Insured

        3,605   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          3,793,686
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 38.1%

                Brentwood Infrastructure Financing Authority, Contra
                Costa County, California, Capital Improvement
                Revenue Bonds, Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                      11/11 at 100.00         AAA          1,235,796
        1,165    5.375%, 11/01/19 - FSA Insured                                      11/11 at 100.00         AAA          1,291,204

        1,990   Brentwood Infrastructure Financing Authority, California,             9/12 at 100.00         AAA          2,072,127
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

        7,400   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          8,164,124
                 Series 2004A, 5.000%, 7/01/15

        2,000   Capistrano Unified School District - Talega, Orange County,           9/13 at 100.00         N/R          2,042,500
                 California, Special Tax Bonds, Community Facilities
                 District 90-2, Series 2003, 6.000%, 9/01/33

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,              9/08 at 102.00         AAA          3,823,365
                 Heritage Village Community Facilities District 2,
                 Series 1998A, 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,133,831
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation,              3/12 at 101.00         AAA          4,353,841
                 Financing Project, Series 2002A, 5.500%, 3/01/22 -
                 AMBAC Insured

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA          5,015,025
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured


                                       33

                            Nuveen California Dividend Advantage Municipal Fund (NAC) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Lee Lake Water District, Riverside County, California,                9/13 at 102.00         N/R     $    2,176,220
                 Special Tax Bonds, Community Facilities District 1 of
                 Sycamore Creek, Series 2003, 6.500%, 9/01/24

        2,200   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,332,220
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,500   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,524,750
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          5,121,400
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 1998A,
                 5.000%, 7/01/23 - AMBAC Insured

       10,000   Los Angeles County Public Works Financing Authority,                 10/07 at 101.00          AA         10,673,000
                 California, Revenue Bonds, Regional Park and Open Space
                 District, Series 1997A, 5.000%, 10/01/16

        9,200   Norco Redevelopment Agency, California, Tax Allocation                3/11 at 102.00         AAA          9,779,048
                 Refunding Bonds, Project Area 1, Series 2001,
                 5.000%, 3/01/19 - MBIA Insured

        5,545   Oakland Joint Power Financing Authority, California,                    No Opt. Call         AAA          6,392,110
                 Lease Revenue Refunding Bonds, Oakland Convention
                 Centers, Series 2001, 5.500%, 10/01/14 - AMBAC Insured

        3,290   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,699,375
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        4,000   Orange County Local Transportation Authority, California,               No Opt. Call         AAA          4,467,440
                 Limited Sales Tax Revenue Refunding Bonds, Measure M,
                 Series 1997A, 5.700%, 2/15/08 - AMBAC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue          11/11 at 101.00         AAA          5,861,128
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        8,100   Poway Redevelopment Agency, California, Tax Allocation               12/10 at 102.00         AAA          8,951,148
                 Refunding Bonds, Paguay Redevelopment Project,
                 Series 2000, 5.750%, 6/15/33 - MBIA Insured

        1,055   Poway Redevelopment Agency, California, Tax Allocation               12/11 at 101.00         AAA          1,168,233
                 Bonds, Paguay Redevelopment Project, Series 2001,
                 5.375%, 12/15/16 - AMBAC Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,994,645
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

        5,815   Riverside County Public Financing Authority, California,                No Opt. Call         N/R          6,061,905
                 Junior Lien Reassessment Revenue Bonds, Rancho
                 Villages Project, Series 1999B, 6.000%, 9/02/07

        1,725   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00         BBB          1,693,364
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,097,286
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        2,500   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA          2,866,825
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,172,069
                 Community Facilities District 4, Series 2003C,
                 6.000%, 9/01/33

       24,060   San Jose Redevelopment Agency, California, Tax Allocation             8/08 at 102.00           A         24,437,501
                 Bonds, Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        2,695   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,932,969
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        1,595   San Marcos Public Facilities Authority, California,                   9/09 at 102.00         N/R          1,615,432
                 Special Tax Bonds, Community Facilities District 99-1,
                 Series 2003B, 6.000%, 9/01/24

        2,810   West Patterson Financing Authority, California,                       9/13 at 103.00         N/R          2,983,883
                 Special Tax Bonds, Community Facilities District 01-1,
                 Series 2003B, 7.000%, 9/01/38

        1,350   West Patterson Financing Authority, California,                       9/13 at 103.00         N/R          1,360,841
                 Special Tax Bonds, Community Facilities District 01-1,
                 Series 2004A, 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.9%

        8,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 101.00        BBB-          8,200,449
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Los Angeles Harbors Department, California, Revenue                   8/11 at 100.00         AAA          9,291,057
                 Refunding Bonds, Series 2001B, 5.500%, 8/01/18
                 (Alternative Minimum Tax) - AMBAC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$      23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA     $   24,758,120
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   San Francisco Airports Commission, California, Revenue                5/06 at 101.00         AAA          5,270,500
                 Bonds, San Francisco International Airport, Second Series,
                 Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax) -
                 MBIA Insured

       23,275   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA         25,036,685
                 Bonds, San Francisco International Airport, Second Series,
                 2000 Issue 24A, 5.750%, 5/01/30 (Alternative Minimum
                 Tax) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 1.6%

        5,000   Puerto Rico, Public Improvement General Obligation                    7/10 at 100.00         AAA          5,755,150
                 Bonds, Series 2000, 5.750%, 7/01/16 (Pre-refunded
                 to 7/01/10) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.8%

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          2,768,675
        9,750    5.125%, 5/01/18                                                      5/12 at 101.00          A2         10,424,505

        3,630   Imperial Irrigation District, California, Certificates of            11/13 at 100.00         AAA          3,876,005
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        7,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          7,528,640
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

        8,370   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          9,243,242
                 Power System Revenue Refunding Bonds, Series 2001A-2,
                 5.375%, 7/01/19 - MBIA Insured

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,266,096
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        7,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          7,249,900
                 Bonds, Electric System Project, Series 2001,
                 6.750%, 9/01/31

        4,000   Modesto Irrigation District, California, Certificates                 7/14 at 100.00         AAA          4,313,920
                 of Participation, Capital Improvements, Series 2004A,
                 5.000%, 7/01/18 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.0%

       11,000   California Department of Water Resources, Water System               12/11 at 100.00         AAA         11,791,450
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

       14,000   Orange County Water District, California, Revenue                     8/09 at 101.00         AA+         14,696,780
                 Certificates of Participation, Series 1999A, 5.375%, 8/15/29

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          8,361,705
                 Series 2001A, 6.250%, 12/01/32

        5,115   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,473,612
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     500,790   Total Long-Term Investments (cost $502,905,914) - 145.1%                                                529,830,718
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     10,235,489
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.9)%                                                       (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  365,066,207
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.1%

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    3,797,310
                 Settlement Asset-Backed Bonds, Stanislaus County
                 Tobacco Funding Corporation, Series 2002A,
                 5.500%, 6/01/33

        3,200   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00         BBB          2,988,128
                 California, Tobacco Settlement Asset-Backed Bonds,
                 Series 2003A-1, 6.250%, 6/01/33

        3,000   Northern California Tobacco Securitization Authority,                 6/11 at 100.00         BBB          2,281,950
                 Tobacco Settlement Asset-Backed Bonds, Series 2001A,
                 5.375%, 6/01/41

        2,800   Southern California Tobacco Securitization Authority,                 6/12 at 100.00         BBB          2,283,764
                 Tobacco Settlement Asset-Backed Bonds, Senior
                 Series 2001A, 5.500%, 6/01/36

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.3%

        2,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          2,091,220
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

        6,375   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          6,710,070
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) -
                 MBIA Insured

                California State Public Works Board, Lease Revenue Bonds,
                University of California System, Series 2002A:
        8,880    5.375%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA          9,835,488
       10,570    5.375%, 10/01/18 - FSA Insured                                      10/12 at 100.00         AAA         11,591,802

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            612,287
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          3,121,980
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.2%

        2,000   California Health Facilities Financing Authority, Revenue             4/12 at 100.00        BBB+          2,085,500
                 Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22

          500   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00           A            514,780
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        5,355   California Statewide Community Development Authority,                   No Opt. Call           A          5,755,233
                 Revenue Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        2,185   California Statewide Community Development Authority,                   No Opt. Call           A          2,489,436
                 Health Facility Revenue Refunding Bonds, Memorial
                 Health Services, Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,729,600
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        3,000   Central California Joint Powers Health Finance Authority,             2/10 at 101.00        Baa2          3,079,890
                 Certificates of Participation, Community Hospitals of
                 Central California Obligated Group, Series 2000,
                 6.000%, 2/01/30

        1,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          1,567,440
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.1%

        2,450   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call        Baa2          2,685,911
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        4,750   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          5,029,823
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        5,962   California Statewide Community Development Authority,                 6/11 at 102.00         AAA          6,198,513
                 Multifamily Housing Revenue Refunding Bonds,
                 Claremont Village Apartments, Series 2001D,
                 5.500%, 6/01/31 (Alternative Minimum Tax) (Mandatory
                 put 6/01/16)


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,500   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa     $    3,926,930
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.3%

        2,830   California Rural Home Mortgage Finance Authority, Single              6/11 at 102.00         AAA          2,922,994
                 Family Mortgage Revenue Bonds, Mortgage-Backed
                 Securities Program, Series 2001A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.7%

        1,550   California Health Facilities Financing Authority, Revenue             1/13 at 100.00           A          1,598,670
                 Bonds, Northern California Retired Officers Community
                 Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.1%

        5,000   California, General Obligation Refunding Bonds,                         No Opt. Call           A          5,504,900
                 Series 2002, 5.000%, 2/01/12

        7,225   California, General Obligation Veterans Welfare Bonds,                6/06 at 101.00         AAA          7,411,549
                 Series 2001BV, 5.600%, 12/01/32 - FSA Insured

                California, General Obligation Bonds, Series 2003:
        3,000    5.250%, 2/01/20                                                      8/13 at 100.00           A          3,219,480
        1,400    5.250%, 2/01/21                                                      8/13 at 100.00           A          1,494,920

        1,350   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          1,397,493
                 5.125%, 4/01/25

        3,615   Colton Joint Unified School District, San Bernardino County,          8/12 at 102.00         AAA          4,010,409
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                       8/12 at 100.00         AAA          3,162,282
        3,300    5.000%, 8/01/22 - FGIC Insured                                       8/12 at 100.00         AAA          3,454,638

        1,325   Golden West Schools Financing Authority, California,                    No Opt. Call         AAA          1,644,338
                 Revenue Bonds, School District General Obligation
                 Refunding Program, Series 1998A, 6.650%, 8/01/13 -
                 MBIA Insured

        8,330   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          8,749,915
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

       10,840   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA         11,520,969
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19 -
                 MBIA Insured

        1,250   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA          1,359,900
                 Obligation Bonds, Series 2003A, 5.250%, 7/01/20 -
                 FSA Insured

        2,000   Puerto Rico, Public Improvement General Obligation                      No Opt. Call         AAA          2,340,260
                 Refunding Bonds, Series 2001A, 5.500%, 7/01/20 -
                 MBIA Insured

        4,050   Santa Rosa High School District, Sonoma County,                       5/11 at 101.00         AAA          4,259,750
                 California, General Obligation Bonds, Series 2001,
                 5.300%, 5/01/26 - FGIC Insured

        1,160   Saugus Union School District, Los Angeles County,                     8/12 at 100.00         AAA          1,220,714
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/21 - FGIC Insured

        7,600   Southwestern Community College District, San Diego                    8/11 at 101.00         AAA          8,098,408
                 County, California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 44.0%

        9,000   Anitoch Area Public Facilities Financing Agency, California,          8/11 at 100.00         AAA          9,388,890
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 - MBIA Insured

        4,500   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          4,964,670
                 Series 2004A, 5.000%, 7/01/15

        4,900   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          5,409,453
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        1,200   Capistrano Unified School District - Talega, Orange County,           9/13 at 100.00         N/R          1,225,500
                 California, Special Tax Bonds, Community Facilities
                 District 90-2, Series 2003, 6.000%, 9/01/33

        4,000   Daly City Housing Development Finance Agency, California,            12/13 at 102.00          A-          4,131,840
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32

        4,845   Encinitas Public Financing Authority, California, Lease               4/08 at 102.00         AAA          5,001,930
                 Revenue Bonds, Acquisition Project, Series 2001A,
                 5.250%, 4/01/31 - MBIA Insured


                                       37


                            Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         750   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R     $      755,888
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        4,000   Industry Urban Development Agency, California, Tax                    5/07 at 101.50         AAA          4,359,560
                 Allocation Refunding Bonds, Civic, Recreational and
                 Industrial Redevelopment Project 1, Series 2002,
                 5.500%, 5/01/19 - MBIA Insured

        2,000   Lake Elsinore Public Financing Authority, California,                10/13 at 102.00         N/R          2,051,900
                 Local Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

        1,265   Lee Lake Water District, Riverside County, California,                9/13 at 102.00         N/R          1,376,459
                 Special Tax Bonds, Community Facilities District 1 of
                 Sycamore Creek, Series 2003, 6.500%, 9/01/24

        1,320   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,399,332
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,000   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,016,500
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          8,194,240
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          5,667,800
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 2003A, 5.250%, 7/01/13 -
                 MBIA Insured

        3,295   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,704,997
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,006,960
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB+          2,318,620
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        6,000   Riverside County Redevelopment Agency, California,                   10/11 at 102.00         AAA          6,246,420
                 Tax Allocation Bonds, Jurupa Valley Project Area,
                 Series 2001, 5.250%, 10/01/35 - AMBAC Insured

        1,055   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00         BBB          1,035,651
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate               9/13 at 100.00         N/R            685,804
                 Lien Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

          700   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R            713,433
                 Community Facilities District 4, Series 2003C,
                 6.000%, 9/01/33

          975   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R            987,490
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

                Santa Clara Valley Transportation Authority, California,
                Sales Tax Revenue Bonds, Series 2001A:
       16,090    5.000%, 6/01/25 - MBIA Insured                                       6/11 at 100.00         AAA         16,482,113
        2,000    5.000%, 6/01/26 - MBIA Insured                                       6/11 at 100.00         AAA          2,040,600

        1,930   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          2,027,890
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2003B, 6.750%, 9/01/30

          850   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R            856,826
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2004A, 6.125%, 9/01/39

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home                 5/11 at 102.00         N/R          3,093,598
                 Park Revenue Bonds, Rancho del Sol and Grandview,
                 Series 2001A, 6.750%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.0%

        7,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,482,820
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,            11/12 at 100.00         AAA          5,924,568
                 5.000%, 11/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

        2,000   San Francisco Airports Commission, California, Revenue                5/12 at 100.00         AAA          2,130,240
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2002, Issue 28A, 5.250%, 5/01/17
                 (Alternative Minimum Tax) - MBIA Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,430    5.250%, 5/01/18 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,590,866
        2,555    5.250%, 5/01/19 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,708,990


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       1,000   San Francisco Airports Commission, California, Revenue                5/13 at 100.00         AAA     $    1,087,380
                 Bonds, San Francisco International Airport, Second
                 Series 2003, Issue 29B, 5.125%, 5/01/17 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.0%

        5,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          5,429,900
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          6,415,080
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

                Los Angeles Department of Water and Power, California, Power
                System Revenue Bonds, Series 2003A-2:
          750    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA            791,310
        1,000    5.000%, 7/01/23 - MBIA Insured                                       7/13 at 100.00         AAA          1,043,090

        3,000   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          3,109,890
                 Bonds, Electric System Project, Series 2001,
                 6.850%, 9/01/36

        1,000   Merced Irrigation District, California, Revenue Certificates          9/05 at 103.00        Baa3          1,044,570
                 of Participation, Electric System Project, Series 2002,
                 6.500%, 9/01/34

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,          7/13 at 100.00         AAA          2,171,200
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.0%

        2,740   California Department of Water Resources, Water System               12/12 at 100.00         AAA          2,931,745
                 Revenue Bonds, Central Valley Project, Series 2002Z,
                 5.000%, 12/01/18 - FGIC Insured

        4,900   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          4,999,470
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 -
                 MBIA Insured

        2,655   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,821,041
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/20 (WI, settling 9/15/04) - FGIC Insured

        6,885   San Diego Public Facilities Financing Authority, California,          8/12 at 100.00         AAA          7,245,361
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA         10,858,600
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     306,522   Total Long-Term Investments (cost $310,078,141) - 144.8%                                                320,679,129
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.9%                                                                     10,716,271
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.7)%                                                       (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  221,395,400
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.2%

$      11,240   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa3     $    9,228,490
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        6,100   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          5,696,119
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33

        4,200   Southern California Tobacco Securitization Authority,                 6/12 at 100.00         BBB          3,425,646
                 Tobacco Settlement Asset-Backed Bonds, Senior
                 Series 2001A, 5.500%, 6/01/36

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.8%

        3,825   California Educational Facilities Authority, Student Loan             3/08 at 102.00         Aaa          4,026,042
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

        3,600   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          3,968,928
                 University of California System, Series 2002A,
                 5.375%, 10/01/17 - FSA Insured

          620   California Statewide Community Development Authority,                10/13 at 100.00         N/R            612,287
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        7,595   San Francisco State University Foundation Inc., California,           9/11 at 100.00         AAA          7,773,482
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 - MBIA Insured

        2,990   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00         Aa2          3,071,806
                 Projects, Series 2000K, 5.000%, 9/01/23

        3,820   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          3,900,258
                 Series 2001E, 5.000%, 9/01/26 - AMBAC Insured

        4,000   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          4,179,120
                 Projects, Series 2003A, 5.000%, 5/15/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.5%

                California Health Facilities Financing Authority, Revenue
                Bonds, Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                      4/12 at 100.00        BBB+          4,171,000
        2,000    6.125%, 4/01/32                                                      4/12 at 100.00        BBB+          2,058,440

        9,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          9,266,040
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        7,665   California Statewide Community Development Authority,                11/09 at 102.00           A          8,061,894
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/21

        6,525   California Statewide Community Development Authority,                   No Opt. Call           A          7,430,605
                 Health Facility Revenue Refunding Bonds, Memorial
                 Health Services, Series 2003A, 6.000%, 10/01/12

        6,450   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          7,042,368
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California Obligated Group, Series 2000:
        1,770    6.000%, 2/01/20                                                      2/10 at 101.00        Baa2          1,854,783
        1,740    6.000%, 2/01/30                                                      2/10 at 101.00        Baa2          1,786,336

        2,500   Whittier, California, Health Facility Revenue Bonds,                  6/12 at 101.00           A          2,612,400
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.0%

        4,750   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call        Baa2          5,196,785
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000A,
                 6.400%, 8/15/30 (Alternative Minimum Tax)
                 (Mandatory put 8/15/08)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       4,000   ABAG Finance Authority for Non-Profit Corporations,                     No Opt. Call        Baa2     $    4,385,160
                 California, Multifamily Housing Revenue Refunding Bonds,
                 United Dominion/2000 Post Apartments, Series 2000B,
                 6.250%, 8/15/30 (Mandatory put 8/15/08)

        5,250   California Statewide Community Development Authority,                 8/12 at 105.00         Aaa          5,890,395
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        7,500   San Bernardino County Housing Authority, California,                    No Opt. Call        BBB+          8,042,550
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential Properties/Redlands Lawn and Tennis
                 Apartments, Series 1999A, 5.200%, 6/15/29
                 (Mandatory put 6/15/09)

        3,610   San Bernardino County Housing Authority, California,                 11/11 at 105.00         Aaa          3,886,598
                 GNMA Collateralized Multifamily Mortgage Revenue
                 Bonds, Pacific Palms Mobile Home Park, Series 2001A,
                 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          1,287,938
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                            8/11 at 102.00         AAA          2,958,653

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        1,960   California Housing Finance Agency, Home Mortgage Revenue              2/08 at 101.50         AAA          2,041,771
                 Bonds, Series 1998B, 5.150%, 2/01/18 (Alternative
                 Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3%

        4,715   California Pollution Control Financing Authority, Solid Waste           No Opt. Call         BBB          4,763,282
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum
                 Tax) (Mandatory put 7/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.5%

                California Health Facilities Financing Authority, Insured
                Senior Living Revenue Bonds, Aldersly, Series 2002A:
        1,500    5.125%, 3/01/22                                                      3/12 at 101.00           A          1,547,970
        1,315    5.250%, 3/01/32                                                      3/12 at 101.00           A          1,333,989

        2,450   California Health Facilities Financing Authority, Revenue             1/13 at 100.00           A          2,526,930
                 Bonds, Northern California Retired Officers Community
                 Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 30.3%

        8,500   California, General Obligation Veterans Welfare Bonds,               12/04 at 101.00           A          8,606,165
                 Series 1997BH, 5.500%, 12/01/18 (Alternative Minimum Tax)

           10   California, General Obligation Veterans Welfare Bonds,               12/06 at 102.00           A             10,404
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

        9,335   California, General Obligation Bonds, Series 2002,                      No Opt. Call         AAA         11,189,024
                 6.000%, 2/01/16 - FSA Insured

                California, General Obligation Refunding Bonds, Series 2002:
        8,450    5.000%, 2/01/12                                                        No Opt. Call           A          9,303,281
        2,780    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          3,344,340

       14,300   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA         14,645,202
                 Series 2001BZ, 5.350%, 12/01/21 (Alternative Minimum
                 Tax) - MBIA Insured

        9,000   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A          9,408,690
                 5.125%, 4/01/23

        1,840   Compton Unified School District, Los Angeles County,                  9/13 at 100.00         AAA          2,029,226
                 California, General Obligation Bonds, Series2003A,
                 5.250%, 9/01/18 - MBIA Insured

        3,000   Contra Costa County Community College District, California,           8/12 at 100.00         AAA          3,124,200
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,            8/12 at 100.00         Aaa          2,592,300
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,         8/11 at 101.00         AAA          2,390,899
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        3,750    5.250%, 7/01/20 - FSA Insured                                        7/13 at 100.00         AAA          4,079,700
        7,200    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          7,569,432


                                       41


                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,525   Lucia Mar Unified School District, San Luis Obispo County,            8/14 at 100.00         Aaa     $    1,653,085
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 - FGIC Insured

        2,710   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,850,188
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/22 - FSA Insured

          870   Puerto Rico, Public Improvement General Obligation Refunding          7/11 at 100.00         AAA            904,896
                 Bonds, Series 2001, 5.000%, 7/01/24 - FSA Insured

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00         AAA          5,111,800
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                 FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA         11,084,790
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County,                  7/12 at 101.00         AAA          4,516,520
                 California, General Obligation Bonds, Election of 1998,
                 Series 2002D, 5.250%, 7/01/21 - FGIC Insured

        1,000   Saugus Union School District, Los Angeles County, California,         8/12 at 100.00         AAA          1,035,310
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/24 -
                 FGIC Insured

        1,630   West Contra Costa Unified School District, Contra Costa               8/11 at 101.00         AAA          1,706,382
                 County, California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 45.5%

        4,000   Beaumont Financing Authority, California, Local Agency                9/12 at 102.00         N/R          4,180,320
                 Revenue Bonds, Series 2002A, 6.750%, 9/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra                 11/11 at 100.00         AAA          7,318,084
                 Costa County, California, Capital Improvement Revenue
                 Bonds, Series 2001, 5.000%, 11/01/25 - FSA Insured

        7,350   California, Economic Recovery Revenue Bonds,                          7/14 at 100.00         AA-          8,108,961
                 Series 2004A, 5.000%, 7/01/15

        3,350   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,667,446
                 Department of General Services, Capital East End,
                 Series 2002A, 5.250%, 12/01/17 - AMBAC Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          9,063,594
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        2,630   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          2,947,862
                 Department of Corrections, Series 2001B, 5.250%, 1/01/12 -
                 AMBAC Insured

        4,510   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          4,622,119
                 Department of Mental Health, Hospital Addition,
                 Series 2001A, 5.000%, 12/01/26 - AMBAC Insured

        9,000   California State Public Works Board, Lease Revenue                    3/12 at 100.00         AAA          9,171,900
                 Bonds, Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

                Capistrano Unified School District - Talega, Orange County,
                California, Special Tax Bonds, Community Facilities District
                90-2, Series 2003:
        1,750    5.875%, 9/01/23                                                      9/13 at 100.00         N/R          1,805,493
          550    6.000%, 9/01/33                                                      9/13 at 100.00         N/R            561,688

        1,810   Cerritos Public Financing Authority, California, Tax Allocation         No Opt. Call         AAA          2,004,068
                 Revenue Bonds, Los Cerritos Redevelopment Projects,
                 Series 2002A, 5.000%, 11/01/14 - AMBAC Insured

        1,270   Coalinga Public Financing Authority, California, Local                  No Opt. Call         AAA          1,533,944
                 Obligation Senior Lien Revenue Bonds, Series 1998A,
                 6.000%, 9/15/18 - AMBAC Insured

        2,000   Daly City Housing Development Finance Agency,                        12/13 at 102.00          A-          2,096,440
                 California, Mobile Home Park Revenue Bonds, Franciscan
                 Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25

        1,125   Fontana, California, Special Tax Bonds, Sierra Community              9/14 at 100.00         N/R          1,133,831
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special        9/12 at 100.00         N/R          1,041,500
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

        3,000   Lake Elsinore Public Financing Authority, California, Local          10/13 at 102.00         N/R          3,077,850
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

        5,250   Lammersville School District, San Joaquin County,                     9/12 at 101.00         N/R          5,567,573
                 California, Special Tax Bonds, Community Facilities District
                 of Mountain House, Series 2002, 6.300%, 9/01/24


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R     $    2,176,220
                 Tax Bonds, Community Facilities District 1 of Sycamore
                 Creek, Series 2003, 6.500%, 9/01/24

        2,200   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          2,332,220
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25

        1,500   Lincoln, California, Special Tax Bonds, Lincoln Crossing              9/13 at 102.00         N/R          1,524,750
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34

        5,425   Lodi, California, Certificates of Participation, Public              10/12 at 100.00         AAA          5,524,060
                 Improvement Financing Project, Series 2002,
                 5.000%, 10/01/26 - MBIA Insured

        6,075   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          6,886,377
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 2003A,
                 5.250%, 7/01/13 - MBIA Insured

        1,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          1,099,560
                 Master Plan Financing, Series 2001, 5.250%, 8/01/15 -
                 MBIA Insured

        1,000   Norco, California, Special Tax Bonds, Community Facilities            9/12 at 102.00         N/R          1,025,560
                 District 01-1, Series 2002, 6.750%, 9/01/22

        3,000   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA          3,329,550
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          4,695,692
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community               8/11 at 101.00         N/R          2,006,960
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA         11,446,135
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomoma Public Financing Authority, California, Revenue                2/11 at 100.00         AAA          3,293,453
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          5,713,895
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

        1,735   Rohnert Park Finance Authority, California, Senior Lien               9/13 at 100.00         BBB          1,703,180
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien          9/13 at 100.00         N/R          1,102,185
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        1,700   Roseville, California, Special Tax Bonds, Crocker Ranch               9/09 at 103.00         N/R          1,734,034
                 Community Facilities District 1, Series 2003,
                 6.000%, 9/01/27

        1,150   Sacramento, California, Special Tax Bonds, North Natomas              9/14 at 100.00         N/R          1,172,069
                 Community Facilities District 4, Series 2003C,
                 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate               9/11 at 101.00         AAA         14,794,665
                 Tax Allocation Bonds, Centre City Project, Series 2001A,
                 5.000%, 9/01/26 - FSA Insured

        8,725   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         AAA          8,904,037
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        2,085   San Marcos Public Facilities Authority, California, Special           9/07 at 102.00         N/R          2,149,635
                 Tax Revenue Bonds, Community Facilities District 99-1,
                 Series 2002, 6.300%, 9/01/20

        1,595   San Marcos Public Facilities Authority, California, Special           9/09 at 102.00         N/R          1,615,432
                 Tax Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24

        1,595   Santa Clara Valley Transportation Authority, California,              6/11 at 100.00         AAA          1,660,188
                 Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/22 -
                 MBIA Insured

        2,810   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          2,983,883
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2003B, 7.000%, 9/01/38

        1,375   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          1,386,041
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2004A, 6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino       10/11 at 100.00         AAA          2,540,875
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/26 - MBIA Insured


                                       43

                            Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.4%

$      11,750   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-     $    9,065,008
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/28

        1,500   Port of Oakland, California, Revenue Refunding Bonds,                11/07 at 102.00         AAA          1,667,955
                 Series 1997I, 5.600%, 11/01/19 - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,077,990
                 5.250%, 11/01/20 - FGIC Insured

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                       5/13 at 100.00         AAA          4,469,132
       10,625    5.125%, 5/01/18 - FGIC Insured                                       5/13 at 100.00         AAA         11,496,675
        5,140    5.125%, 5/01/19 - FGIC Insured                                       5/13 at 100.00         AAA          5,526,579

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 0.4%

        1,380   Puerto Rico, Public Improvement General Obligation                    7/11 at 100.00         AAA          1,543,447
                 Refunding Bonds, Series 2001, 5.000%, 7/01/24
                 (Pre-refunded to 7/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.3%

       15,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         16,258,800
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum
                 Tax) - MBIA Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA          3,876,145
        9,000    5.125%, 5/01/18                                                      5/12 at 101.00          A2          9,622,620

        1,200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA          1,266,096
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        1,600   Merced Irrigation District, California, Revenue Certificates          9/05 at 103.00        Baa3          1,671,312
                 of Participation, Electric System Project, Series 2002,
                 6.500%, 9/01/34

        5,000   Merced Irrigation District, California, Revenue Certificates          9/13 at 102.00        Baa3          5,103,650
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue             8/12 at 100.00         AAA          2,325,285
                 Bonds, Series 2002, 5.125%, 8/01/22 (Alternative
                 Minimum Tax) - AMBAC Insured

        6,085   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          6,729,462
                 Magnolia Power Project, Series 2003-1A,
                 5.250%, 7/01/16 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.8%

        8,000   California Department of Water Resources, Water System                6/13 at 100.00         AAA          9,051,440
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/13 - FGIC Insured

        7,000   Carmichael Water District, Sacramento County, California,             9/09 at 102.00         AAA          7,152,670
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer            3/14 at 100.00         AAA          2,125,080
                 Certificates of Participation, Series 2004A,
                 5.000%, 3/01/20 (WI, settling 9/15/04) - FGIC Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,              12/11 at 102.00         N/R          1,013,540
                 Series 2001A, 6.250%, 12/01/32


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
$       2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA     $    2,603,500
        6,260    5.000%, 8/01/24 - MBIA Insured                                       8/12 at 100.00         AAA          6,481,041

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        3,315    5.250%, 10/01/18 - MBIA Insured                                      4/13 at 100.00         AAA          3,642,486
       12,000    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA         13,103,040
------------------------------------------------------------------------------------------------------------------------------------
$     505,980   Total Long-Term Investments (cost $516,108,449) - 149.6%                                                528,760,181
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                     11,600,038
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  353,360,219
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

$       4,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    4,750,380
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.6%

        1,000   California Educational Facilities Authority, Revenue Bonds,           3/09 at 101.00         Aa3          1,083,750
                 Claremont University Center, Series 1999B, 5.250%, 3/01/18

        1,675   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,718,734
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          9,308,790
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

        1,000   California Statewide Community Development Authority,                 8/12 at 100.00           A          1,030,340
                 Student Housing Revenue Bonds, EAH -  East Campus
                 Apartments LLC - U.C. Irvine Project, Series 2002A,
                 5.500%, 8/01/22 - ACA Insured

        9,000   University of California, Revenue Bonds, Multi-Purpose                9/08 at 101.00         Aa2          9,271,890
                 Projects, Series 2000K, 5.300%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.5%

        5,000   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00           A          5,238,900
                 California, Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26

                California Health Facilities Financing Authority, Revenue
                Bonds, Cedars-Sinai Medical Center, Series 1999A:
        2,500    6.125%, 12/01/30                                                    12/09 at 101.00          A3          2,676,800
        3,000    6.250%, 12/01/34                                                    12/09 at 101.00          A3          3,219,120

        2,815   California Health Facilities Financing Authority, Revenue             8/13 at 100.00         AAA          2,974,048
                 Bonds, Lucile Salter Packard Hospital, Series 2003C,
                 5.000%, 8/15/20 - AMBAC Insured

        3,380   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          3,561,607
                 Revenue Bonds, Eisenhower Medical Center,
                 Series 2004, 5.875%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.9%

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities              7/11 at 102.00         AAA          2,036,388
                 Program, Multifamily Housing Revenue Bonds, Park Plaza
                 West Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3%

        3,000   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          3,138,510
                 Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Alternative Minimum
                 Tax) (Mandatory put 12/01/17)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.6%

        3,000   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A          3,111,900
                 California, Insured Senior Living Revenue Bonds,
                 Odd Fellows Home of California, Series 2003A,
                 5.200%, 11/15/22

        5,000   California Statewide Community Development Authority,                11/13 at 100.00           A          5,234,400
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 38.1%

        5,920   Cajon Valley Union School District, San Diego County,                 8/10 at 102.00         AAA          6,084,102
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

                California, General Obligation Refunding Bonds, Series 2002:
        1,000    6.000%, 4/01/16 - AMBAC Insured                                        No Opt. Call         AAA          1,203,000
        9,000    5.000%, 2/01/22 - MBIA Insured                                       2/12 at 100.00         AAA          9,375,840

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21    8/13 at 100.00           A          3,032,530

                Compton Community College District, Los Angeles County,
                California, General Obligation Bonds, Series 2004A:
        2,315    5.250%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          2,508,071
        2,560    5.250%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          2,756,378


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,415   El Monte Union High School District, Los Angeles County,              6/13 at 100.00         AAA     $    2,468,927
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured

       10,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA         10,307,900
                 General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/25 - FSA Insured

        2,070   Fresno Unified School District, Fresno County, California,            8/10 at 102.00         AAA          2,142,036
                 General Obligation Bonds, Series 2002G,
                 5.125%, 8/01/26 - FSA Insured

                Fresno Unified School District, Fresno County, California,
                General Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured                                       8/10 at 102.00         AAA          1,194,508
        1,190    5.125%, 8/01/24 - FGIC Insured                                       8/10 at 102.00         AAA          1,245,085
        1,245    5.125%, 8/01/25 - FGIC Insured                                       8/10 at 102.00         AAA          1,295,037
        1,255    5.125%, 8/01/26 - FGIC Insured                                       8/10 at 102.00         AAA          1,298,674

        5,000   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          5,159,100
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27 -
                 MBIA Insured

                Los Angeles Unified School District, California, General
                Obligation Bonds, Series 2003A:
        4,700    5.000%, 7/01/22 - FSA Insured                                        7/13 at 100.00         AAA          4,941,157
        3,500    5.000%, 1/01/28 - MBIA Insured                                       7/13 at 100.00         AAA          3,591,525

        1,500   Madera Unified School District, Madera County, California,            8/12 at 100.00         AAA          1,530,900
                 General Obligation Bonds, Series 2002,
                 5.000%, 8/01/28 - FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,686,475
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        3,300   Peralta Community College District, Alameda County,                   8/09 at 102.00         AAA          3,354,846
                 California, General Obligation Bonds, Election of 2000,
                 Series 2001A, 5.000%, 8/01/31 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County,                  7/11 at 102.00         AAA          3,416,758
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/22 - FSA Insured

        3,500   San Mateo County Community College District, California,              9/12 at 100.00         AAA          3,582,250
                 General Obligation Bonds, Series 2002A,
                 5.000%, 9/01/26 - FGIC Insured

        2,980   Santa Clarita Community College District, Los Angeles                 8/11 at 101.00         AAA          3,083,704
                 County, California, General Obligation Bonds,
                 Series 2002, 5.125%, 8/01/26 - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,         8/11 at 101.00         AAA          2,517,195
                 General Obligation Bonds, Series 2002,
                 5.000%, 8/01/26 - FSA Insured

       10,000   Vista Unified School District, San Diego County, California,          8/12 at 100.00         AAA         10,414,000
                 General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.3%

        1,450   Baldwin Park Public Financing Authority, California,                  8/13 at 102.00         BBB          1,477,898
                 Sales Tax and Tax Allocation Bonds, Puente Merced
                 Redevelopment Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,               8/11 at 101.00         AAA          7,102,677
                 California, Refunding Certificates of Participation,
                 Series 2002A, 5.125%, 8/01/26 - FSA Insured

        2,290   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,502,878
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/19 - AMBAC Insured

        2,200   California Infrastructure Economic Development Bank,                  9/13 at 101.00         AAA          2,249,544
                 Los Angeles County, Revenue Bonds, Department of Public
                 Social Services, Series 2003, 5.000%, 9/01/28 -
                 AMBAC Insured

        5,100   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          5,655,084
                 Department of Corrections, Series 2003C, 5.500%, 6/01/15

        7,035   Corona-Norco Unified School District, Riverside County,               9/13 at 100.00         AAA          7,180,695
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation          5/11 at 101.00         AAA          3,251,490
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        1,020   Desert Sands Unified School District, Riverside County,               3/12 at 101.00         AAA          1,079,690
                 California, Refunding Certificates of Participation,
                 Series 2002, 5.000%, 3/01/20 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,      1/11 at 100.00         AAA          9,042,553
                 Department of Public Services Facility Phase II,
                 Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          4,233,960
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured


                                       47


                            Nuveen Insured California Dividend Advantage Municipal Fund (NKL) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,115   Inglewood Redevelopment Agency, California, Tax Allocation              No Opt. Call         AAA     $    2,357,062
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        3,500   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,581,410
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.100%, 9/01/31 - AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation            9/12 at 102.00         AAA          3,576,256
                 Bonds, Redevelopment Project Area 1, Series 2002,
                 5.000%, 9/01/22 - AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          1,480,031
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation, Real          4/12 at 100.00         AAA          7,241,150
                 Property Acquisition Program, Series 2002,
                 5.200%, 4/01/27 - AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA          4,803,873
                 California, Second Senior Lien Proposition C Sales Tax
                 Revenue Refunding Bonds, Series 1998A,
                 5.000%, 7/01/23 - AMBAC Insured

        8,470   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          8,828,112
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.200%, 8/01/29 - AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation           4/12 at 102.00         AAA          5,131,950
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

        4,475   Riverside County, California, Asset Leasing Corporate                 6/12 at 101.00         AAA          4,755,627
                 Leasehold Revenue Bonds, Riverside County Hospital
                 Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

        3,175   San Buenaventura Public Facilities Financing Authority,               2/11 at 101.00         AAA          3,300,476
                 California, Certificates of Participation, Series 2001C,
                 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          3,774,611
                 Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          4,252,920
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation             8/08 at 102.00         AAA          2,205,166
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.5%

        2,250   California Infrastructure Economic Development Bank,                  7/13 at 100.00         AAA          2,291,355
                 First Lien Revenue Bonds, San Francisco Bay Area Toll
                 Bridge, Series 2003A, 5.000%, 7/01/36 - AMBAC Insured

        7,500   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          5,757,000
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,185    5.250%, 5/01/16 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,352,568
        2,300    5.250%, 5/01/17 (Alternative Minimum Tax) - FGIC Insured             5/13 at 100.00         AAA          2,466,014

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 1.9%

        4,000   Southern California Metropolitan Water District, Water                1/08 at 101.00         AAA          4,410,800
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/30
                 (Pre-refunded to 1/01/08) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.4%

        9,000   Anaheim Public Finance Authority, California, Revenue                10/12 at 100.00         AAA          9,182,520
                 Bonds, Electric System Distribution Facilities,
                 Series 2002A, 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA         10,839,200
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured (PLG)

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          6,415,080
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,226,560
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

          775   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            817,687
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        6,000   Northern California Power Agency, Revenue Refunding                   7/08 at 101.00         AAA          6,146,820
                 Bonds, Hydroelectric Project 1, Series 1998A,
                 5.200%, 7/01/32 - MBIA Insured


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA     $    3,055,470
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 -
                 MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate               7/12 at 100.00         AAA          5,832,680
                 Revenue Refunding Bonds, Transmission Project,
                 Series 2002A, 4.750%, 7/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 16.8%

        3,000   California Department of Water Resources, Water System               12/12 at 100.00         AAA          3,170,010
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.150%, 12/01/23 - FGIC Insured

        6,100   East Bay Municipal Utility District, Alameda and Contra               6/11 at 100.00         AAA          6,223,830
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2001, 5.000%, 6/01/26 -
                 MBIA Insured

        9,000   Eastern Municipal Water District, California, Water and               7/11 at 100.00         AAA          9,111,060
                 Sewer Revenue Certificates of Participation,
                 Series 2001B, 5.000%, 7/01/30 - FGIC Insured

        4,500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA          4,708,800
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        3,605   Manteca Financing Authority, California, Sewer Revenue               12/13 at 100.00         Aaa          3,734,924
                 Bonds, Series 2003A, 5.000%, 12/01/33 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          9,313,314
                 of Participation, Series 2003, 5.000%, 2/01/33 -
                 FGIC Insured

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
        1,315    5.500%, 12/01/20 - XLCA Insured                                     12/14 at 100.00         AAA          1,476,508
        1,415    5.500%, 12/01/21 - XLCA Insured                                     12/14 at 100.00         AAA          1,581,220
------------------------------------------------------------------------------------------------------------------------------------
$     336,260   Total Long-Term Investments (cost $331,830,403) - 148.9%                                                348,724,088
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,462,408
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)%                                                       (118,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  234,186,496
                ====================================================================================================================

FORWARD SWAP CONTRACTS OUTSTANDING AT AUGUST 31, 2004:
                                                                                                                SWAP     UNREALIZED
                                                                                              EFFECTIVE  TERMINATION   APPRECIATION
                                                                           NOTIONAL AMOUNT      DATE(2)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated August 4, 2004, to pay semi-annually the notional amount multiplied by 5.660% (annualized) and receive quarterly the
notional amount multiplied by the three-month USD-LIBOR.                      $10,600,000       2/16/05     2/16/35     $  (525,571)

Agreement with Morgan Stanley dated August 5, 2004, to pay quarterly the notional amount multiplied by 4.337% (annualized) and receive quarterly the notional amount multiplied by the daily arithmetic average of the weekly
BMA Municipal Swap Index for the quarter.                                      12,900,000     12/09/04     12/09/24        (408,208)

Agreement with Morgan Stanley dated August 10, 2004, to pay semi-annually the notional amount multiplied by 5.489% (annualized) and receive quarterly
the notional amount multiplied by the three-month USD-LIBOR.                    3,100,000      1/14/05      1/14/35         (67,598)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        $(1,001,377)
------------------------------------------------------------------------------------------------------------------------------------

                    At least 80% of the Fund's net assets (including net assets applicable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets applicable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payments on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

              (PLG) Portion of security, with an aggregate market value of
                    $1,083,900, has been pledged to collateralize the net payment obligations under forward swap contracts.

                                 See accompanying notes to financial statements.

                            Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
                            Portfolio of
                                    INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

$       1,625   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB     $    1,715,415
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.7%

        2,700   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          2,897,208
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.250%, 12/01/34

        1,500   California Health Facilities Financing Authority, Revenue            11/08 at 101.00         AAA          1,513,830
                 Bonds, UCSF - Stanford Healthcare, Series 1998A,
                 5.000%, 11/15/31 - FSA Insured

        1,800   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          1,853,208
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        6,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          6,408,120
                 Revenue Refunding Bonds, Sherman Oaks Health System,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        2,000   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          2,122,960
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/23 - FSA Insured

        1,260   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          1,327,700
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.8%

        1,000   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A          1,037,300
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Revenue             1/13 at 100.00           A          2,042,480
                 Bonds, Northern California Retired Officers Community
                 Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

        1,815   California Statewide Community Development Authority,                11/13 at 100.00           A          1,900,087
                 Revenue Bonds, Jewish Home for the Aging, Series 2003,
                 5.000%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 48.7%

        1,000   Berryessa Union School District, Santa Clara County,                  8/12 at 100.00         AAA          1,052,340
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/21 - FSA Insured

        2,000   Butte-Glenn Community College District, Butte and Glenn               8/12 at 101.00         Aaa          2,051,280
                 Counties, California, General Obligation Bonds,
                 Series 2002A, 5.000%, 8/01/26 - MBIA Insured

                California, General Obligation Refunding Bonds, Series 2002:
        1,500    5.000%, 2/01/12                                                        No Opt. Call           A          1,651,470
        3,750    5.000%, 4/01/27 - AMBAC Insured                                      4/12 at 100.00         AAA          3,822,113
        3,000    5.250%, 4/01/30 - XLCA Insured                                       4/12 at 100.00         AAA          3,126,450

          500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A            516,015
                 5.250%, 4/01/34

          450   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA            463,855
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FSA Insured

                Hacienda La Puente Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003B:
        4,500    5.000%, 8/01/26 - FSA Insured                                        8/13 at 100.00         AAA          4,615,380
        2,030    5.000%, 8/01/27 - FSA Insured                                        8/13 at 100.00         AAA          2,077,583

        2,000   Los Angeles, California, General Obligation Bonds,                    9/12 at 100.00         AAA          2,094,620
                 Series 2002A, 5.000%, 9/01/22 - MBIA Insured

       10,750   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA         11,301,583
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/22 -
                 FSA Insured (PLG)

        1,000   Murrieta Valley Unified School District, Riverside County,            9/13 at 100.00         AAA          1,025,870
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       3,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA     $    3,133,410
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

        3,855   San Rafael City High School District, Marin County,                   8/12 at 100.00         AAA          3,934,413
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/28 - FSA Insured

          905   San Rafael Elementary School District, Marin County,                  8/12 at 100.00         AAA            923,643
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 43.2%

          550   Baldwin Park Public Financing Authority, California,                  8/13 at 102.00         BBB            560,582
                 Sales Tax and Tax Allocation Bonds, Puente Merced
                 Redevelopment Project, Series 2003, 5.250%, 8/01/21

        2,025   Burbank Public Financing Authority, California, Revenue              12/13 at 100.00         AAA          2,176,004
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          4,065,960
                 Department of General Services, Capital East End,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,            12/13 at 100.00          A-          2,207,940
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        1,610   Folsom Public Financing Authority, California, Special Tax            9/12 at 102.00         AAA          1,704,169
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

        5,540   Irvine, California, Public Facilities and Infrastructure              9/13 at 100.00         AAA          5,722,488
                 Authority, Assessment Revenue Bonds, Series 2003C,
                 5.000%, 9/02/21 - AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation,               6/13 at 100.00         AAA          2,027,440
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,770   Los Angeles Unified School District, Los Angeles County,             10/12 at 100.00         AAA          1,798,745
                 California, Certificates of Participation, Series 2002C,
                 Administration Building Project II, 5.000%, 10/01/27 -
                 AMBAC Insured

        1,500   Los Osos, California, Improvement Bonds, Community                    9/10 at 103.00         AAA          1,520,220
                 Services Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

        1,165   Poway, California, Housing Revenue Bonds, Poinsettia                  5/13 at 102.00        BBB+          1,162,821
                 Mobile Home Park Project Revenue Bonds, Series 2003,
                 5.000%, 5/01/23

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                      2/12 at 100.00         AAA          3,045,360
        3,300    5.000%, 2/01/32 - AMBAC Insured                                      2/12 at 100.00         AAA          3,341,481

        1,200   San Diego Redevelopment Agency, California, Subordinate               9/09 at 101.00        Baa2          1,214,352
                 Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        1,220   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,234,091
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        2,770   San Jose Financing Authority, California, Lease Revenue               6/12 at 100.00         AAA          2,805,484
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

        2,390   Solano County, California, Certificates of Participation,            11/12 at 100.00         AAA          2,522,095
                 Series 2002, 5.250%, 11/01/24 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.8%

        5,480   Bay Area Governments Association, California, BART SFO                8/12 at 100.00         AAA          5,578,366
                 Extension, Airport Premium Fare Revenue Bonds,
                 Series 2002A, 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,787,280
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        3,135   San Francisco Airports Commission, California, Revenue                5/08 at 101.00         AAA          3,205,349
                 Bonds, San Francisco International Airport, Second Series,
                 Issue 16B, 5.000%, 5/01/24 - FSA Insured

        1,300   San Francisco Airports Commission, California, Revenue                5/10 at 101.00         AAA          1,328,561
                 Bonds, San Francisco International Airport, Second
                 Series 2000, Issue 26B, 5.000%, 5/01/25 - FGIC Insured


                                       51


                            Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (continued)
                                   Portfolio of INVESTMENTS August 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 1.9%

$       1,495   Southern California Metropolitan Water District, Water                1/08 at 101.00         AAA     $    1,648,537
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/30
                 (Pre-refunded to 1/01/08) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.4%

        1,000   Anaheim Public Finance Authority, California, Second Lien            10/14 at 100.00         AAA          1,085,980
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        3,055   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          3,271,386
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            290,147
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.5%

        1,335   Manteca Financing Authority, California, Sewer Revenue               12/13 at 100.00         Aaa          1,383,113
                 Bonds, Series 2003A, 5.000%, 12/01/33 - MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                       8/12 at 100.00         AAA          3,140,580
        2,500    5.000%, 8/01/23 - MBIA Insured                                       8/12 at 100.00         AAA          2,603,500

        1,180   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB          1,165,875
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and                 10/11 at 100.00         AAA          1,630,992
                 Wastewater Revenue Bonds, Series 2001,
                 5.000%, 10/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     125,335   Total Long-Term Investments (cost $126,191,253) - 151.0%                                                129,837,231
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,170,683
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                        (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   86,007,914
                ====================================================================================================================


FORWARD SWAP CONTRACTS OUTSTANDING AT AUGUST 31, 2004:
                                                                                                                SWAP     UNREALIZED
                                                                                              EFFECTIVE  TERMINATION   APPRECIATION
                                                                           NOTIONAL AMOUNT      DATE(2)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Agreement with Morgan Stanley dated August 4, 2004, to pay semi-annually the notional amount multiplied by 5.660% (annualized) and receive quarterly the
notional amount multiplied by the three-month USD-LIBOR.                        $3,800,000      2/16/05      2/16/35      $(188,412)

Agreement with Morgan Stanley dated August 5, 2004, to pay quarterly the notional amount multiplied by 4.337% (annualized) and receive quarterly the notional amount multiplied by the daily arithmetic average of the weekly
BMA Municipal Swap Index for the quarter.                                        4,700,000     12/09/04     12/09/24       (148,727)

Agreement with Morgan Stanley dated August 10, 2004, to pay semi-annually the notional amount multiplied by 5.489% (annualized) and receive quarterly
the notional amount multiplied by the three-month USD-LIBOR.                     1,100,000      1/14/05      1/14/35        (23,986)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $(361,125)
------------------------------------------------------------------------------------------------------------------------------------

                    At least 80% of the Fund's net assets (including net assets applicable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets applicable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payments on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

              (PLG) Portion of security, with an aggregate market value of
                    $420,520, has been pledged to collateralize the net payment obligations underforward swap contracts.

                                 See accompanying notes to financial statements.

                            Statement of
                                 ASSETS AND LIABILITIES August 31, 2004
                                                                        INSURED           INSURED        CALIFORNIA      CALIFORNIA
                                                                     CALIFORNIA        CALIFORNIA           PREMIUM        DIVIDEND
                                                                 PREMIUM INCOME  PREMIUM INCOME 2            INCOME       ADVANTAGE
                                                                          (NPC)             (NCL)             (NCU)           (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $133,901,995,
   $266,391,647, $119,587,913 and
   $502,905,914, respectively)                                     $146,719,986      $282,359,607      $125,004,061    $529,830,718
Cash                                                                    159,835           170,665           332,887         515,594
Receivables:
   Interest                                                           2,324,775         3,887,604         1,564,903       7,708,040
   Investments sold                                                   2,875,000         2,920,000                --       2,300,575
Other assets                                                              5,824            23,112             1,015          32,330
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  152,085,420       289,360,988       126,902,866     540,387,257
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                     2,317,659         2,090,420                --              --
Forward swaps, at value                                                      --                --                --              --
Accrued expenses:
   Management fees                                                       80,947           153,810            68,726         171,562
   Other                                                                 60,221            65,543            61,450         137,257
Preferred share dividends payable                                         8,892            16,384             1,061          12,231
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               2,467,719         2,326,157           131,237         321,050
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               45,000,000        95,000,000        43,000,000     175,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $104,617,701      $192,034,831      $ 83,771,629    $365,066,207
====================================================================================================================================
Common shares outstanding                                             6,444,462       12,699,376         5,774,216       23,412,013
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                                             $      16.23      $      15.12      $      14.51    $      15.59
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,445      $    126,994      $     57,742    $    234,120
Paid-in surplus                                                      89,182,546       175,963,672        78,361,540     332,503,040
Undistributed (Over-distribution of) net investment income            1,521,582         1,960,798           986,193       4,254,915
Accumulated net realized gain (loss) from investments                 1,031,137        (1,984,593)       (1,049,994)      1,149,328
Net unrealized appreciation (depreciation) of investments
   and forward swap transactions                                     12,817,991        15,967,960         5,416,148      26,924,804
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $104,617,701      $192,034,831      $ 83,771,629    $365,066,207
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000       200,000,000         Unlimited       Unlimited
   Preferred                                                          1,000,000         1,000,000         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
    ASSETS AND LIABILITIES August 31, 2004 (continued)
                                                                                                                            INSURED
                                                                      CALIFORNIA       CALIFORNIA           INSURED      CALIFORNIA
                                                                        DIVIDEND         DIVIDEND        CALIFORNIA        TAX-FREE
                                                                     ADVANTAGE 2      ADVANTAGE 3          DIVIDEND       ADVANTAGE
                                                                           (NVX)            (NZH)             (NKL)           (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $310,078,141,
   $516,108,449, $331,830,403 and
   $126,191,253, respectively)                                      $320,679,129     $528,760,181      $348,724,088    $129,837,231
Cash                                                                     363,738        1,061,106           584,066         167,926
Receivables:
   Interest                                                            4,446,932        7,705,144         4,016,262       1,428,400
   Investments sold                                                    8,831,283        5,190,300                --              --
Other assets                                                              20,118           11,042            17,850           2,530
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   334,341,200      542,727,773       353,342,266     131,436,087
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                      2,796,034        2,106,240                --              --
Forward swaps, at value                                                       --               --         1,001,377         361,125
Accrued expenses:
   Management fees                                                        93,271          149,097            99,015          35,850
   Other                                                                  51,446           97,989            46,156          24,731
Preferred share dividends payable                                          5,049           14,228             9,222           6,467
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,945,800        2,367,554         1,155,770         428,173
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               110,000,000      187,000,000       118,000,000      45,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $221,395,400     $353,360,219      $234,186,496    $ 86,007,914
====================================================================================================================================
Common shares outstanding                                             14,790,660       24,112,833        15,259,759       5,883,302
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                                              $      14.97     $      14.65      $      15.35    $      14.62
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $    147,907     $    241,128      $    152,598    $     58,833
Paid-in surplus                                                      210,031,425      342,483,606       216,623,412      83,000,891
Undistributed (Over-distribution of) net investment income             2,094,498        2,702,190         1,051,760         (58,110)
Accumulated net realized gain (loss) from investments                 (1,479,418)      (4,718,437)          466,418        (278,553)
Net unrealized appreciation (depreciation) of investments
   and forward swap transactions                                      10,600,988       12,651,732        15,892,308        3,284,853
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $221,395,400     $353,360,219      $234,186,496     $ 86,007,914
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended August 31, 2004
                                                                        INSURED           INSURED        CALIFORNIA      CALIFORNIA
                                                                     CALIFORNIA        CALIFORNIA           PREMIUM        DIVIDEND
                                                                 PREMIUM INCOME  PREMIUM INCOME 2            INCOME       ADVANTAGE
                                                                          (NPC)             (NCL)             (NCU)           (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,579,840      $14,419,506         $6,443,414     $27,027,961
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         960,645        1,829,431            812,288       3,379,181
Preferred shares - auction fees                                         112,878          238,296            107,861         438,968
Preferred shares - dividend disbursing agent fees                        10,028           20,053             10,028          20,053
Shareholders' servicing agent fees and expenses                          11,352           17,639              7,028           6,988
Custodian's fees and expenses                                            39,692           68,932             31,835         117,321
Directors'/Trustees' fees and expenses                                    2,150            5,215              2,058          10,962
Professional fees                                                        13,297           18,033              6,845          22,938
Shareholders' reports - printing and mailing expenses                    10,145           15,041              9,156          29,324
Stock exchange listing fees                                              11,002           12,566                505          12,467
Investor relations expense                                               14,879           21,246              8,516          40,502
Portfolio insurance expense                                               4,849            4,023                 --              --
Other expenses                                                           14,317           22,543             12,068          22,123
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,205,234        2,273,018          1,008,188       4,100,827
   Custodian fee credit                                                  (5,517)          (9,498)            (8,090)        (15,013)
   Expense reimbursement                                                     --               --                 --      (1,579,881)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,199,717        2,263,520          1,000,098       2,505,933
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,380,123       12,155,986          5,443,316      24,522,028
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                             1,060,439        6,591,551            262,244       3,065,461
Change in net unrealized appreciation (depreciation)
   of investments                                                     3,379,499          127,122          4,594,174      14,927,705
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                              --               --                 --              --
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             4,439,938        6,718,673          4,856,418      17,993,166
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (324,673)        (727,279)          (329,173)     (1,400,301)
From accumulated net realized gains from investments                    (18,045)              --                 --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (342,718)        (727,279)          (329,173)     (1,400,301)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $10,477,343      $18,147,380         $9,970,561     $41,114,893
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended August 31, 2004 (continued)
                                                                                                                            INSURED
                                                                      CALIFORNIA       CALIFORNIA           INSURED      CALIFORNIA
                                                                        DIVIDEND         DIVIDEND        CALIFORNIA        TAX-FREE
                                                                     ADVANTAGE 2      ADVANTAGE 3          DIVIDEND       ADVANTAGE
                                                                           (NVX)            (NZH)             (NKL)           (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $16,198,925      $26,060,005       $17,258,841      $ 6,278,116
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,096,817        3,376,035         2,228,420          842,387
Preferred shares - auction fees                                         275,922          469,069           295,990          112,878
Preferred shares - dividend disbursing agent fees                        20,053           20,053            20,053           10,028
Shareholders' servicing agent fees and expenses                           2,677            5,300             2,783            1,507
Custodian's fees and expenses                                            77,128          120,170            74,650           31,150
Directors'/Trustees' fees and expenses                                    9,037           14,765             9,413            3,673
Professional fees                                                        22,155           31,930            23,643           13,669
Shareholders' reports - printing and mailing expenses                    27,466           38,511            28,486            6,616
Stock exchange listing fees                                               1,293            2,108             1,334              186
Investor relations expense                                               28,876           46,781            30,796           12,828
Portfolio insurance expense                                                  --               --                --               --
Other expenses                                                           19,925           22,936            18,508            8,593
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
  expense reimbursement                                               2,581,349        4,147,658         2,734,076        1,043,515
  Custodian fee credit                                                  (22,853)         (12,703)          (18,174)          (8,720)
  Expense reimbursement                                                (984,583)      (1,601,012)       (1,047,792)        (415,255)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,573,913        2,533,943         1,668,110          619,540
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                14,625,012       23,526,062        15,590,731        5,658,576
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                               734,631         (325,341)          657,530           40,760
Change in net unrealized appreciation (depreciation)
   of investments                                                    10,663,642       21,760,890        13,017,888        5,191,150
Change in net unrealized appreciation (depreciation)
   of forward swap transactions                                              --               --        (1,001,377)        (361,125)
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                            11,398,273       21,435,549        12,674,041        4,870,785
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (861,160)      (1,597,236)         (854,403)        (347,495)
From accumulated net realized gains from investments                         --               --          (143,985)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (861,160)      (1,597,236)         (998,388)        (347,495)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $25,162,125      $43,364,375       $27,266,384      $10,181,866
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                       INSURED CALIFORNIA                    INSURED CALIFORNIA              CALIFORNIA PREMIUM
                                      PREMIUM INCOME (NPC)                 PREMIUM INCOME 2 (NCL)               INCOME (NCU)
                                 ----------------------------        ------------------------------      ---------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                     8/31/04          8/31/03             8/31/04           8/31/03          8/31/04        8/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 6,380,123      $ 6,404,829        $ 12,155,986      $ 12,528,913      $ 5,443,316    $ 5,563,735
Net realized gain (loss)
   from investments                1,060,439          524,720           6,591,551          (166,188)         262,244        982,095
Change in net unrealized
   appreciation (depreciation)
   of investments                  3,379,499       (3,552,084)            127,122        (6,281,308)       4,594,174     (5,507,976)
Change in net unrealized appreciation
   (depreciation) of forward
   swap transactions                      --               --                  --                --               --             --
Distributions to
   Preferred Shareholders:
   From net investment income       (324,673)        (382,478)           (727,279)         (863,570)        (329,173)      (383,629)
   From accumulated net realized
     gains from investments          (18,045)         (42,365)                 --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net
   assets applicable
   to Common shares
   from operations                10,477,343        2,952,622          18,147,380         5,217,847        9,970,561        654,225
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (5,990,256)      (6,218,425)        (11,576,056)      (11,323,762)      (5,058,214)    (5,043,780)
From accumulated net
   realized gains
   from investments                 (339,859)        (490,993)                 --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from
   distributions to
   Common shareholders            (6,330,115)      (6,709,418)        (11,576,056)      (11,323,762)      (5,058,214)    (5,043,780)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares       --               --                  --                --               --             --
   Net proceeds from shares issued
        to shareholders due to
        reinvestment
        of distributions              43,490           47,136             282,847           416,645               --             --
Preferred shares offering costs           --               --                  --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         43,490           47,136             282,847           416,645               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     4,190,718       (3,709,660)          6,854,171        (5,689,270)       4,912,347     (4,389,555)
Net assets applicable
   to Common shares
   at the beginning of period    100,426,983      104,136,643         185,180,660       190,869,930       78,859,282     83,248,837
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period  $104,617,701     $100,426,983        $192,034,831      $185,180,660      $83,771,629    $78,859,282
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period         $  1,521,582     $  1,458,167        $  1,960,798      $  2,165,243      $   986,193    $   930,997
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                         CALIFORNIA                            CALIFORNIA                        CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)            DIVIDEND ADVANTAGE 2 (NVX)        DIVIDEND ADVANTAGE 3 (NZH)
                                -----------------------------        ------------------------------     ----------------------------
                                  YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                     8/31/04          8/31/03             8/31/04           8/31/03          8/31/04        8/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 24,522,028     $ 24,749,658        $ 14,625,012      $ 14,805,600     $ 23,526,062   $ 23,556,209
Net realized gain (loss)
   from investments                3,065,461        1,584,946             734,631        (1,481,214)        (325,341)     2,071,600
Change in net unrealized
   appreciation
   (depreciation) of
   investments                    14,927,705      (12,671,586)         10,663,642        (7,762,388)      21,760,890    (17,764,997)
Change in net unrealized
   appreciation
   (depreciation) of forward
   swap transactions                      --               --                  --                --               --             --
Distributions to
   Preferred Shareholders:
   From net investment income     (1,400,301)      (1,616,891)           (861,160)       (1,015,700)      (1,597,236)    (1,834,161)
   From accumulated net realized
     gains from investments               --               --                  --           (49,489)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                41,114,893       12,046,127          25,162,125         4,496,809       43,364,375      6,028,651
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (22,967,185)     (21,948,762)        (13,489,082)      (13,178,729)     (20,833,489)   (20,833,487)
From accumulated net
   realized gains
   from investments                       --               --                  --          (430,161)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders           (22,967,185)     (21,948,762)        (13,489,082)      (13,608,890)     (20,833,489)   (20,833,487)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
Net proceeds from sale of shares          --               --                  --            (1,664)              --        171,736
Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions        --               --                  --                --               --             --
Preferred shares offering costs           --               --                  --            21,719               --         (7,528)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   capital share transactions             --               --                  --            20,055               --        164,208
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    18,147,708       (9,902,635)         11,673,043        (9,092,026)      22,530,886    (14,640,628)
Net assets applicable to
   Common shares
   at the beginning of period    346,918,499      356,821,134         209,722,357       218,814,383      330,829,333    345,469,961
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period  $365,066,207     $346,918,499        $221,395,400      $209,722,357     $353,360,219   $330,829,333
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period            $  4,254,915     $  4,145,773        $  2,094,498      $  1,819,993     $  2,702,190   $  1,609,827
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       58

                                                                           INSURED CALIFORNIA                INSURED CALIFORNIA
                                                                        DIVIDEND ADVANTAGE (NKL)          TAX-FREE ADVANTAGE (NKX)
                                                                   ------------------------------      -----------------------------
                                                                                                                            FOR THE
                                                                                                                    PERIOD 11/21/02
                                                                                                                      (COMMENCEMENT
                                                                     YEAR ENDED        YEAR ENDED       YEAR ENDED   OF OPERATIONS)
                                                                        8/31/04           8/31/03          8/31/04  THROUGH 8/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 15,590,731      $ 15,106,899      $ 5,658,576      $ 3,748,945
Net realized gain (loss) from investments                               657,530         2,233,096           40,760         (319,256)
Change in net unrealized appreciation
   (depreciation) of investments                                     13,017,888        (9,779,462)       5,191,150       (1,545,173)
Change in net unrealized appreciation
   (depreciation) of forward
   swap transactions                                                 (1,001,377)               --         (361,125)              --
Distributions to Preferred Shareholders:
   From net investment income                                          (854,403)       (1,085,060)        (347,495)        (233,784)
   From accumulated net realized
     gains from investments                                            (143,985)          (87,519)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                  27,266,384         6,387,954       10,181,866        1,650,732
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (13,916,900)      (13,916,900)      (5,329,761)      (3,552,809)
From accumulated net realized gains
   from investments                                                  (1,910,520)         (784,735)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                              (15,827,420)      (14,701,635)      (5,329,761)      (3,552,809)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                      (1,575)            9,614               --       83,983,125
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                           --                --           15,233            4,206
Preferred shares offering costs                                          (1,401)           (7,636)              --       (1,044,953)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from capital
   share transactions                                                    (2,976)            1,978           15,233       82,942,378
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       11,435,988        (8,311,703)       4,867,338       81,040,301
Net assets applicable to Common shares
   at the beginning of period                                       222,750,508       231,062,211       81,140,576          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $234,186,496      $222,750,508      $86,007,914      $81,140,576
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period                                               $  1,051,760      $    236,194      $   (58,110)     $   (37,648)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3 (NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Insured California Tax-Free Advantage
(NKX), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2004, Insured California Premium Income (NPC), Insured California Premium Income 2
(NCL), California Dividend Advantage 2 (NVX), and California Dividend Advantage 3 (NZH) had outstanding when-issued purchase commitments of $1,285,608, $2,090,420, $2,796,034 and $2,106,240, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                  INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                  PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                   INCOME     INCOME 2       INCOME    ADVANTAGE
                                    (NPC)        (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --        1,720           --
   Series T                         1,800        1,900           --           --
   Series TH                           --        1,900           --        3,500
   Series F                            --           --           --        3,500
--------------------------------------------------------------------------------
Total                               1,800        3,800        1,720        7,000
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         2,200        3,740           --           --
   Series T                            --           --        2,360           --
   Series TH                           --        3,740           --        1,800
   Series F                         2,200           --        2,360           --
--------------------------------------------------------------------------------
Total                               4,400        7,480        4,720        1,800
================================================================================

Insured California Tax-Free Advantage (NKX) issued the Preferred shares listed above on January 17, 2003.

Insurance

Insured California Premium Income (NPC) and Insured California Premium Income 2
(NCL) invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invest at least 80% of their net assets (including net assets applicable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets applicable to Preferred shares) in municipal securities which are either
(i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Notes to
    FINANCIAL STATEMENTS (continued)



Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions

The Funds may invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net earnings. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The amount of the payment obligation is based on the notional or nominal amount of the forward swap contract. The Funds may close out a contract prior to the effective date. When a forward swap is terminated, it does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash. The fund intends to, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment. To minimize such credit risk, all counterparties are required to segregate collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to segregate assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss. The Funds help reduce the credit risks associated with forward swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the swap counterparties.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX). Insured California Dividend Advantage's (NKL) and Insured California Tax-Free Advantage (NKX) share of Common share offering costs ($449,461 and $176,250, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) in connection with their offering of Preferred shares ($1,372,225 and $1,044,953, respectively) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                INSURED CALIFORNIA         INSURED CALIFORNIA           CALIFORNIA
                               PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)    PREMIUM INCOME (NCU)
                              ----------------------    -----------------------   -----------------------
                              YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                 8/31/04     8/31/03       8/31/04      8/31/03      8/31/04      8/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --           --            --          --
   Shares issued to shareholders
     due to reinvestment
     of distributions              2,632       2,919        18,275       27,169            --          --
---------------------------------------------------------------------------------------------------------
                                   2,632       2,919        18,275       27,169            --          --
=========================================================================================================
Preferred shares sold                 --          --            --           --            --          --
=========================================================================================================
                                CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                  ADVANTAGE (NAC)          ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                              ----------------------    -----------------------   -----------------------
                              YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                 8/31/04     8/31/03       8/31/04      8/31/03      8/31/04      8/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                        --          --            --           --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                 --          --            --           --           --           --
---------------------------------------------------------------------------------------------------------
                                      --          --            --           --           --           --
=========================================================================================================
Preferred shares sold                 --          --            --           --           --           --
=========================================================================================================
                                                           INSURED                     INSURED
                                                     CALIFORNIA DIVIDEND          CALIFORNIA TAX-FREE
                                                        ADVANTAGE (NKL)             ADVANTAGE (NKX)
                                                   -----------------------   ----------------------------
                                                                                                  FOR THE
                                                                                          PERIOD 11/21/02
                                                                                            (COMMENCEMENT
                                                                                           OF OPERATIONS)
                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED           THROUGH
                                                      8/31/04      8/31/03      8/31/04           8/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                             --           --           --         5,875,000
   Shares issued to shareholders
     due to reinvestment
     of distributions                                      --           --        1,017               285
---------------------------------------------------------------------------------------------------------
                                                           --           --        1,017         5,875,285
=========================================================================================================
Preferred shares sold                                      --           --           --             1,800
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended August 31, 2004, were as follows:

                                INSURED        INSURED
                             CALIFORNIA     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                PREMIUM        PREMIUM      PREMIUM     DIVIDEND
                                 INCOME       INCOME 2       INCOME    ADVANTAGE
                                  (NPC)          (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Purchases                    $37,127,043  $ 99,813,434  $23,666,372  $61,642,400
Sales and maturities          47,391,120   110,917,788   25,671,007   70,802,274
================================================================================

                                                            INSURED      INSURED
                              CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                             ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                   (NVX)         (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Purchases                    $42,662,858   $66,856,413  $51,972,040  $26,916,385
Sales and maturities          44,262,814    73,528,408   46,813,443   25,789,188
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2004, the cost of investments were as follows:

                              INSURED       INSURED
                           CALIFORNIA    CALIFORNIA    CALIFORNIA     CALIFORNIA
                              PREMIUM       PREMIUM       PREMIUM       DIVIDEND
                               INCOME      INCOME 2        INCOME      ADVANTAGE
                                (NPC)         (NCL)         (NCU)          (NAC)
--------------------------------------------------------------------------------
Cost of investments      $133,737,287  $266,233,116  $119,537,477   $502,733,488
================================================================================

                                                          INSURED        INSURED
                           CALIFORNIA    CALIFORNIA    CALIFORNIA     CALIFORNIA
                             DIVIDEND      DIVIDEND      DIVIDEND       TAX-FREE
                          ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE      ADVANTAGE
                                (NVX)         (NZH)         (NKL)          (NKX)
--------------------------------------------------------------------------------
Cost of investments      $310,069,762  $516,101,852  $331,891,010   $126,187,279
================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2004, were as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                           PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                            INCOME      INCOME 2        INCOME     ADVANTAGE
                                                             (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $12,982,699   $16,359,657   $ 6,527,906   $28,972,543
   Depreciation                                                 --      (233,166)   (1,061,322)   (1,875,313)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments             $12,982,699   $16,126,491   $ 5,466,584   $27,097,230
============================================================================================================
                                                                                       INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                          DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                       ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                             (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $12,618,304   $15,618,180   $17,003,578    $3,828,292
   Depreciation                                         (2,008,937)   (2,959,851)     (170,500)     (178,340)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments             $10,609,367   $12,658,329   $16,833,078    $3,649,952
============================================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2004, were as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME      INCOME 2       INCOME    ADVANTAGE
                                                             (NPC)         (NCL)        (NCU)        (NAC)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                     $1,758,461    $2,781,051   $1,358,334   $6,014,505
Undistributed net ordinary income *                        350,095         2,752           --           --
Undistributed net long-term capital gains                  784,567            --           --    1,149,328
==========================================================================================================
                                                                                      INSURED      INSURED
                                                         CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                        ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                              (NVX)        (NZH)        (NKL)        (NKX)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $3,197,604   $4,445,944   $2,129,949     $388,572
Undistributed net ordinary income *                          17,650           --           --           --
Undistributed net long-term capital gains                        --           --      617,799           --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME      INCOME 2       INCOME    ADVANTAGE
2004                                                         (NPC)         (NCL)        (NCU)        (NAC)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,242,243   $12,293,836   $5,391,619  $24,320,851
Distributions from net ordinary income *                    59,796            --           --           --
Distributions from net long-term capital gains             357,419            --           --           --
==========================================================================================================
                                                                                      INSURED      INSURED
                                                         CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                        ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2004                                                          (NVX)        (NZH)        (NKL)        (NKX)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $14,342,456  $22,428,037  $14,773,957   $5,673,304
Distributions from net ordinary income *                         --           --    1,816,883           --
Distributions from net long-term capital gains                   --           --      237,622           --
==========================================================================================================
                                                           INSURED       INSURED
                                                        CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                            INCOME      INCOME 2       INCOME    ADVANTAGE
2003                                                         (NPC)         (NCL)        (NCU)        (NAC)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $6,123,025   $12,130,717   $5,376,229  $23,425,975
Distributions from net ordinary income *                   459,740            --       40,993           --
Distributions from net long-term capital gains             533,358            --           --           --
==========================================================================================================
                                                                                      INSURED      INSURED
                                                         CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                           DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                        ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2003                                                          (NVX)        (NZH)        (NKL)        (NKX)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $14,174,057  $22,678,767  $15,008,754   $3,339,890
Distributions from net ordinary income *                        540           --      872,254           --
Distributions from net long-term capital gains              479,390           --           --           --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



At August 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             INSURED                                              INSURED
                                          CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                             PREMIUM       PREMIUM     DIVIDEND     DIVIDEND     TAX-FREE
                                            INCOME 2        INCOME  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                               (NCL)         (NCU)        (NVX)        (NZH)        (NKX)
---------------------------------------------------------------------------------------------------------
Expiration year:
   2005                                   $       --    $1,049,994   $       --   $       --     $     --
   2006                                           --            --           --           --           --
   2007                                           --            --           --           --           --
   2008                                           --            --           --           --           --
   2009                                    1,544,084            --           --           --           --
   2010                                      440,510            --           --           --           --
   2011                                           --            --           --    4,394,597      218,696
   2012                                           --            --    1,479,418      323,840           --
---------------------------------------------------------------------------------------------------------
Total                                     $1,984,594    $1,049,994   $1,479,418   $4,718,437     $218,696
=========================================================================================================


Insured California Tax-Free Advantage (NKX) elected to defer net realized losses from investments incurred from November 1, 2003 through August 31, 2004 ("post-October") losses in accordance with Federal income tax regulations. Post-October losses of $59,857 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .006% as of September 30, 2004.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                       INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS   CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                     INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
                                     INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================


Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                       INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS   CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                     INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
                                     INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JULY 31,                                    JULY 31,
--------------------------------------------------------------------------------
1999*                    .30%                    2005                       .25%
2000                     .30                     2006                       .20
2001                     .30                     2007                       .15
2002                     .30                     2008                       .10
2003                     .30                     2009                       .05
2004                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                    2007                       .25%
2002                     .30                     2008                       .20
2003                     .30                     2009                       .15
2004                     .30                     2010                       .10
2005                     .30                     2011                       .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                    .30%                    2007                       .25%
2002                     .30                     2008                       .20
2003                     .30                     2009                       .15
2004                     .30                     2010                       .10
2005                     .30                     2011                       .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                    2008                       .25%
2003                     .30                     2009                       .20
2004                     .30                     2010                       .15
2005                     .30                     2011                       .10
2006                     .30                     2012                       .05
2007                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                    2007                       .32%
2003                     .32                     2008                       .24
2004                     .32                     2009                       .16
2005                     .32                     2010                       .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2004, to shareholders of record on September 15, 2004, as follows:

                                 INSURED       INSURED
                              CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                  INCOME      INCOME 2       INCOME    ADVANTAGE
                                    (NPC)        (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Dividend per share                 $.0770       $.0760       $.0730       $.0820
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Dividend per share                 $.0760       $.0720       $.0760       $.0755
================================================================================

                         Financial
                                HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                     Investment Operations                                 Less Distributions
                                 ----------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                  Net
                     Beginning                       Net      Investment         Capital           Investment     Capital
                        Common                 Realized/       Income to        Gains to            Income to    Gains to
                         Share          Net   Unrealized       Preferred       Preferred               Common      Common
                     Net Asset   Investment   Investment          Share-          Share-               Share-      Share-
                         Value       Income   Gain (Loss)        holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                    $15.59        $ .99        $ .68           $(.05)           $ --    $1.62       $(.93)      $(.05)   $ (.98)
2003                     16.17          .99         (.45)           (.06)           (.01)     .47        (.97)       (.08)    (1.05)
2002                     16.04         1.05          .03            (.09)             --      .99        (.86)         --      (.86)
2001                     15.08         1.04          .99            (.21)             --     1.82        (.86)         --      (.86)
2000                     14.81         1.09          .30            (.24)             --     1.15        (.88)         --      (.88)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.60          .96          .53            (.06)             --     1.43        (.91)         --      (.91)
2003                     15.08          .99         (.51)           (.07)             --      .41        (.89)         --      (.89)
2002                     15.01         1.02         (.02)           (.10)             --      .90        (.83)         --      (.83)
2001                     14.09         1.01          .91            (.22)             --     1.70        (.78)         --      (.78)
2000                     13.70         1.02          .41            (.24)             --     1.19        (.80)         --      (.80)

CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     13.66          .94          .85            (.06)             --     1.73        (.88)         --      (.88)
2003                     14.42          .96         (.78)           (.07)             --      .11        (.87)         --      (.87)
2002                     14.22          .99          .13            (.10)             --     1.02        (.82)         --      (.82)
2001                     13.34         1.00          .90            (.23)             --     1.67        (.79)         --      (.79)
2000                     13.19         1.03          .14            (.23)             --      .94        (.79)         --      (.79)
====================================================================================================================================
                                                                 Total Returns
                                                               -----------------
                                                                          Based
                           Offering                                          on
                          Costs and       Ending                         Common
                          Preferred       Common                Based     Share
                              Share        Share     Ending        on       Net
                       Underwriting    Net Asset     Market    Market     Asset
                          Discounts        Value      Value     Value*    Value*
================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2004                            $--       $16.23   $15.8100     11.80%    10.64%
2003                             --        15.59    15.0700      1.55      2.82
2002                             --        16.17    15.8500      6.73      6.47
2001                             --        16.04    15.6900     14.12     12.43
2000                             --        15.08    14.5625       .84      8.34

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2004                             --        15.12    15.1800     12.71     10.02
2003                             --        14.60    14.3200      2.69      2.71
2002                             --        15.08    14.8000      5.57      6.29
2001                             --        15.01    14.8300     11.99     12.45
2000                             --        14.09    14.0000      3.58      9.21

CALIFORNIA PREMIUM
INCOME (NCU)
--------------------------------------------------------------------------------
Year Ended 8/31:
2004                             --        14.51    13.6700     12.04     12.94
2003                             --        13.66    13.0200      (.91)      .69
2002                             --        14.42    14.0000      4.84      7.48
2001                             --        14.22    14.1700     12.84     12.92
2000                             --        13.34    13.3125      5.93      7.63
================================================================================
                                                               Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------------
                                               Before Credit/Reimbursement      After Credit/Reimbursement**
                                            -------------------------------    ----------------------------
                                                             Ratio of Net                    Ratio of Net
                                              Ratio of         Investment        Ratio of      Investment
                                Ending        Expenses          Income to        Expenses       Income to
                                   Net      to Average            Average      to Average         Average
                                Assets      Net Assets         Net Assets      Net Assets      Net Assets
                            Applicable      Applicable         Applicable      Applicable      Applicable      Portfolio
                             to Common       to Common          to Common       to Common       to Common       Turnover
                           Shares (000)         Shares++           Shares++        Shares++        Shares++         Rate
=========================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                          $104,618            1.17%              6.17%           1.16%           6.17%            25%
2003                           100,427            1.17               6.13            1.16            6.14             26
2002                           104,137            1.21               6.65            1.19            6.66             30
2001                           103,068            1.22               6.77            1.21            6.79             21
2000                            96,903            1.25               7.65            1.24            7.66             27

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                           192,035            1.19               6.38            1.19            6.38             35
2003                           185,181            1.20               6.53            1.19            6.54             22
2002                           190,870            1.23               6.83            1.22            6.84              6
2001                           189,633            1.24               7.01            1.24            7.02             18
2000                           177,977            1.28               7.65            1.26            7.66             26

CALIFORNIA PREMIUM
INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            83,772            1.23               6.62            1.22            6.63             19
2003                            78,859            1.24               6.72            1.24            6.72             24
2002                            83,249            1.27               7.07            1.26            7.08             10
2001                            82,067            1.32               7.36            1.30            7.38             18
2000                            76,878            1.38               8.09            1.36            8.10             19
=========================================================================================================================
                                  Preferred Shares at End of Period
                            -------------------------------------------
                              Aggregate     Liquidation
                                 Amount      and Market           Asset
                            Outstanding           Value        Coverage
                                   (000)      Per Share       Per Share
=======================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                            $45,000         $25,000         $83,121
2003                             45,000          25,000          80,793
2002                             45,000          25,000          82,854
2001                             45,000          25,000          82,260
2000                             45,000          25,000          78,835

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                             95,000          25,000          75,535
2003                             95,000          25,000          73,732
2002                             95,000          25,000          75,229
2001                             95,000          25,000          74,903
2000                             95,000          25,000          71,836

CALIFORNIA PREMIUM
INCOME (NCU)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                             43,000          25,000          73,704
2003                             43,000          25,000          70,848
2002                             43,000          25,000          73,400
2001                             43,000          25,000          72,714
2000                             43,000          25,000          69,696
=======================================================================

* Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


                                  70-71 spread

                        FINANCIAL HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                     Investment Operations                                 Less Distributions
                                 ----------------------------------------------------------------  ---------------------------------
                                                           Distributions   Distributions
                                                                from Net            from                  Net
                     Beginning                       Net      Investment         Capital           Investment     Capital
                        Common                 Realized/       Income to        Gains to            Income to    Gains to
                         Share          Net   Unrealized       Preferred       Preferred               Common      Common
                     Net Asset   Investment   Investment          Share-          Share-               Share-      Share-
                         Value       Income   Gain (Loss)        holders+        holders+   Total     holders     holders     Total
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                    $14.82        $1.05        $ .76           $(.06)           $ --    $1.75      $(.98)        $--     $ (.98)
2003                     15.24         1.06         (.47)           (.07)             --      .52       (.94)         --       (.94)
2002                     15.13         1.07           --            (.10)             --      .97       (.86)         --       (.86)
2001                     13.82         1.07         1.28            (.23)             --     2.12       (.81)         --       (.81)
2000                     13.33         1.07          .52            (.26)             --     1.33       (.84)         --       (.84)

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.18          .99          .77            (.06)             --     1.70       (.91)         --       (.91)
2003                     14.79         1.00         (.62)           (.07)             --      .31       (.89)       (.03)      (.92)
2002                     15.11         1.06         (.40)           (.11)             --      .55       (.87)         --       (.87)
2001(a)                  14.33          .34          .90            (.05)             --     1.19       (.29)         --       (.29)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     13.72          .98          .88            (.07)             --     1.79       (.86)         --       (.86)
2003                     14.33          .98         (.66)           (.08)             --      .24       (.86)         --       (.86)
2002(b)                  14.33          .83          .09            (.08)             --      .84       (.72)         --       (.72)

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     14.60         1.02          .84            (.06)           (.01)    1.79       (.91)       (.13)     (1.04)
2003                     15.14          .99         (.49)           (.07)           (.01)     .42       (.91)       (.05)      (.96)
2002(c)                  14.33          .34          .92            (.03)             --     1.23       (.30)         --       (.30)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                     13.79          .96          .84            (.06)             --     1.74       (.91)         --       (.91)
2003(d)                  14.33          .64         (.33)           (.04)             --      .27       (.60)         --       (.60)
====================================================================================================================================
                                                                     Total Returns
                                                                   -----------------
                                                                              Based
                               Offering                                          on
                              Costs and       Ending                         Common
                              Preferred       Common                Based     Share
                                  Share        Share     Ending        on       Net
                           Underwriting    Net Asset     Market    Market     Asset
                              Discounts        Value      Value     Value**   Value**
=====================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                               $ --       $15.59   $15.0000     12.07%    12.11%
2003                                 --        14.82    14.3000      4.79      3.37
2002                                 --        15.24    14.5500      3.67      6.75
2001                                 --        15.13    14.8900     15.06     15.85
2000                                 --        13.82    13.7500     (2.18)    10.80

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        14.97    14.0800     13.60     12.11
2003                                 --        14.18    13.2400      (.95)     2.16
2002                                 --        14.79    14.2800      (.27)     3.90
2001(a)                            (.12)       15.11    15.2100      3.40      7.55

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        14.65    13.3300     11.97     13.36
2003                                .01        13.72    12.7100     (3.20)     1.68
2002(b)                            (.12)       14.33    14.0000     (1.68)     5.32

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        15.35    14.6700     12.54     12.53
2003                                 --        14.60    14.0000      (.35)     2.70
2002(c)                            (.12)       15.14    15.0000      2.05      7.84

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------
Year Ended 8/31:
2004                                 --        14.62    14.1900     11.54     12.86
2003(d)                            (.21)       13.79    13.5600     (5.79)      .34
=====================================================================================
                                                              Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------------
                                                Before Credit/Reimbursement      After Credit/Reimbursement***
                                             -------------------------------    -------------------------------
                                                              Ratio of Net                    Ratio of Net
                                               Ratio of         Investment        Ratio of      Investment
                                 Ending        Expenses          Income to        Expenses       Income to
                                    Net      to Average            Average      to Average         Average
                                 Assets      Net Assets         Net Assets      Net Assets      Net Assets
                             Applicable      Applicable         Applicable      Applicable      Applicable      Portfolio
                              to Common       to Common          to Common       to Common       to Common       Turnover
                            Shares (000)         Shares++           Shares++        Shares++        Shares++         Rate
==========================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                           $365,066            1.14%              6.38%            .70%           6.83%            12%
2003                            346,918            1.15               6.44             .70            6.88             11
2002                            356,821            1.18               6.76             .72            7.22             33
2001                            354,197            1.19               7.03             .72            7.50             17
2000                            323,326            1.24               7.93             .75            8.43             25

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            221,395            1.18               6.24             .72            6.70             13
2003                            209,722            1.18               6.30             .73            6.75             40
2002                            218,814            1.19               6.82             .73            7.28             32
2001(a)                         223,440            1.05*              5.23*            .62*           5.65*            40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            353,360            1.20               6.32             .73            6.78             13
2003                            330,829            1.20               6.33             .73            6.79             48
2002(b)                         345,470            1.15*              6.01*            .69*           6.47*            49

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                            234,186            1.18               6.28             .72            6.74             14
2003                            222,751            1.18               6.00             .72            6.46             71
2002(c)                         231,062            1.10*              4.98*            .60*           5.47*            12

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2004                             86,008            1.23               6.17             .73            6.67             20
2003(d)                          81,141            1.14*              5.25*            .67*           5.72*            45
==========================================================================================================================
                                  Preferred Shares at End of Period
                            -------------------------------------------
                              Aggregate     Liquidation
                                 Amount      and Market           Asset
                            Outstanding           Value        Coverage
                                   (000)      Per Share       Per Share
=======================================================================
CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                           $175,000         $25,000         $77,152
2003                            175,000          25,000          74,560
2002                            175,000          25,000          75,974
2001                            175,000          25,000          75,600
2000                            175,000          25,000          71,189

CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                            110,000          25,000          75,317
2003                            110,000          25,000          72,664
2002                            110,000          25,000          74,731
2001(a)                         110,000          25,000          75,782

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                            187,000          25,000          72,241
2003                            187,000          25,000          69,229
2002(b)                         187,000          25,000          71,186

INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                            118,000          25,000          74,616
2003                            118,000          25,000          72,193
2002(c)                         118,000          25,000          73,954

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-----------------------------------------------------------------------
Year Ended 8/31:
2004                             45,000          25,000          72,782
2003(d)                          45,000          25,000          70,078
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through August 31, 2001.
(b) For the period September 25, 2001 (commencement of operations) through August 31, 2002.
(c) For the period March 25, 2002 (commencement of operations) through August 31, 2002.
(d) For the period November 21, 2002 (commencement of operations) through August 31, 2003.


                                 See accompanying notes to financial statements.

                                  72-73 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       145
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       74

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       75


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)        145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       76

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      145
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.



GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended August 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments

                                                                     EAN-B-0804D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004. Mr. Evans, who is independent for purposes of Item 3 of Form N-CSR, served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on August 31, 2004

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



           NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                 TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                   $ 8,316                         $ 0                         $ 1,115                 $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   N/A                          0%                              0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2003                   $10,500                         $ 0                         $     0                 $   900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   N/A                          0%                              0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                                             $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2003                                             $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                            N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                         TOTAL NON-AUDIT FEES
                                                         BILLED TO ADVISER AND
                                                        AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                         PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                        RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                             TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
August 31, 2004                   $ 3,615                            $ 0                           $ 0                 $ 3,615
August 31, 2003                   $   900                            $ 0                           $ 0                 $   900


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured California Tax-Free Advantage Municipal Fund
            ------------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 5, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: November 5, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: November 5, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.